As filed with the Securities and Exchange Commission on January 21, 2015

Securities Act File No. 333-200862

Investment Company Act File No. 811-07136

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

BlackRock MuniYield Pennsylvania Quality Fund

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

With copies to:

Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116	Janey Ahn, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, New York 10022

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common shares $0.10 par value	1,966,576	$16.34	$32,133,851.84	$3,733.95

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Net asset value per common share on January 14, 2015.
(3)	$116.20 previously paid in connection with the registration of $1,000,000 worth of common shares on December 11, 2014.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.	Letter to Common Shareholders of The BlackRock Pennsylvania Strategic Municipal Trust (“BPS”).

b.	Questions and Answers for Common Shareholders of BPS.

c.	Notice of Special Meeting of Common Shareholders of BPS.

d.	Combined Proxy Statement/Prospectus regarding the proposed reorganization of BPS into BlackRock MuniYield Pennsylvania Quality Fund (“MPA”).

e.	Statement of Additional Information regarding the proposed reorganization of BPS into MPA.

f.	Part C: Other Information.

g.	Exhibits.

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

January 21, 2015

Dear Common Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of The BlackRock Pennsylvania Strategic Municipal Trust (“BPS” or the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” or the “Acquiring Fund” and together with the Target Fund, the “Funds”) to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 12, 2015 at 4:30 p.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposal affecting the Target Fund which are described in the enclosed Combined Proxy Statement/Prospectus.

Common Shareholders of BPS: you and the preferred shareholders of the Target Fund are being asked to vote as a single class on a proposal to approve the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). The Funds have similar (but not identical) investment objectives, investment policies and investment restrictions.

The enclosed Combined Proxy Statement/Prospectus is only being delivered to common shareholders of the Target Fund.

The preferred shareholders of each Fund are also being asked to attend the Special Meeting and to vote as a separate class on the proposal to approve the Reorganization. Each Fund is delivering to its preferred shareholders a separate Joint Proxy Statement with respect to the proposal to approve the Reorganization.

The Board of Trustees of the Target Fund believes the proposal that the common shareholders of the Target Fund are being asked to vote upon is in the best interests of the Target Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain this proposal in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

Chief Executive Officer and President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your common shares will be voted “FOR” the proposal, as applicable. If your common shares are held through a broker, you must provide voting instructions to your broker about how to vote your common shares in order for your broker to vote your common shares as you instruct at the Special Meeting.

January 21, 2015

IMPORTANT NOTICE

TO COMMON SHAREHOLDERS OF

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Combined Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the meeting and the proposals to be voted on. The enclosed Combined Proxy Statement/Prospectus is being sent only to the holders of common shares of beneficial interests (“Common Shares”) of The BlackRock Pennsylvania Strategic Municipal Trust (the “Target Fund”). Each of the Target Fund and BlackRock MuniYield Pennsylvania Quality Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”) is separately soliciting the votes of holders of its Variable Rate Demand Preferred Shares (“VRDP Shares”) through a separate Joint Proxy Statement.

Q:	Why is a shareholder meeting being held?

A:	Common Shareholders of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT Ticker: BPS): You and the holders of the VRDP Shares (“VRDP Holders”) of your Fund are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and the Acquiring Fund, pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of the Target Fund, and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

VRDP Holders of each Fund are also being asked to vote as a separate class on the proposal to approve the Reorganization Agreement through a separate Joint Proxy Statement.

The transactions contemplated by the Reorganization Agreement are referred to herein as the “Reorganization.” The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Trustees (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that the proposed Reorganization would be in the best interests of its Fund. The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two Funds that have similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment advisor, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on net asset value (“NAV”) for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(e)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Q:	How will the Reorganization affect the fees and expenses of the Funds?

A:	For the fiscal year ended July 31, 2014, the Total Expense Ratio for the Acquiring Fund was 1.48%. For the fiscal year ended April 30, 2014, the Total Expense Ratio for the Target Fund was 2.08%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares.

As of July 31, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganization are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
2.05%	1.48%	1.48%

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.48% on a historical and pro forma basis for the 12-month period ended July 31, 2014, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund of 0.57% and no impact on the Total Expense Ratio for the common shareholders of the Acquiring Fund.

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. Based on a pro-forma Lipper expense universe for the Combined Fund, the estimated total annual fund operating expenses (excluding investment related expenses) and contractual management fee rate are each expected to be in the first quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Q:	How will the Reorganization affect the earnings, distributions and undistributed net income of the Funds?

A:	The Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions.

If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the effective date of the Reorganization (the “Closing Date”) (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. In addition, BlackRock MuniYield Pennsylvania Quality Fund (MPA) does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its monthly distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund. To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Q:	Have Common Shares of each Fund historically traded at a premium or discount?

A:	The Common Shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 31, 2014.

Fund	Market Price	NAV	Premium/(Discount) to NAV
MPA	$14.34	$16.12	(11.04)%
BPS	$12.78	$14.80	(13.65)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization.

In the Reorganization, common shareholders of the Target Fund will receive Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization.

Q:	How will holders of VRDP Shares be affected by the Reorganization?

A:	As of the date of the enclosed Combined Proxy Statement/Prospectus, each Fund has Series W-7 VRDP Shares outstanding. As of December 31, 2014, the Target Fund has 163 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 663 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 163 additional VRDP Shares to VRDP Holders of the Target Fund. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to such effective date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Q:	How similar are the Funds?

A:	The Funds have the same investment advisor, portfolio managers, officers and trustees. The Target Fund is organized as a Delaware statutory trust and the Acquiring Fund is organized as a Massachusetts business trust. The Acquiring Fund has Common Shares listed on the New York Stock Exchange and the Target Fund has Common Shares listed on the NYSE MKT. Each Fund has privately placed VRDP Shares outstanding. Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Theodore R. Jaeckel, Jr. and Walter O’Connor.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

The Funds’ Investment Objectives:

•

The Target Fund’s investment objectives are to provide current income exempt from regular Federal and Pennsylvania income taxes, and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

•

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds:

•

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

•

The Acquiring Fund invests at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes.

Investment Grade Securities:

•

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group, a

v

division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or that are unrated but judged to be of comparable quality by the Investment Advisor.

•

Under normal market conditions, the Acquiring Fund invests primarily in a portfolio of long term municipal obligations that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality.

Although the Acquiring Fund’s investment policy with respect to below investment grade securities may be more flexible than the investment policy of the Target Fund with respect to below investment grade securities, the Acquiring Fund currently does not intend to invest in below investment grade securities; except, that, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund upon the consummation of the Reorganization. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

Leverage:

•	Each Fund utilizes VRDP Shares and tender option bonds for leverage.

Other Investment Policies:

•	The Acquiring Fund may not engage in short sales or securities lending, while these are permitted activities for the Target Fund.

It is not anticipated that there will be any significant disposition of the holdings in any Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Q:	How will the Reorganization be effected?

A:	Assuming the Reorganization receives the requisite shareholder approvals, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional Common Shares). The Target Fund then will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Common shareholders of the Target Fund will receive newly issued Common Shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of the Target Fund such shareholders held immediately prior to the closing of the Reorganization (although common shareholders may receive cash for fractional Common Shares). The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to such effective date), in exchange for each Target Fund VRDP Share held by such Target Fund

VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis as discussed more fully in the Combined Proxy Statement/Prospectus.

Common shareholders of the Funds will indirectly bear the costs of the Reorganization. The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders of the Funds are not expected to bear any costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approvals are required to complete the Reorganization?

A:	The Reorganization is contingent upon the following approvals:

•

The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by the Target Fund’s common shareholders and VRDP Holders voting as a single class;

•

The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by Target Fund VRDP Holders voting as a separate class; and

•

The approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone Massachusetts business trust (with respect to the Acquiring Fund) or Delaware statutory trust (with respect to the Target Fund) registered under the 1940 Act as a non-diversified closed-end investment management company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions. The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more VRDP Holder of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the proposal; there is no guarantee that such shareholder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of preferred shareholders of the Acquiring Fund being solicited in connection with the Reorganization?

We are seeking the approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders, voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve the Reorganization Agreement as a separate class, then the Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Combined Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-866-628-6024.

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 12, 2015

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT Ticker: BPS) (the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (the “Acquiring Fund” and, together with the Target Fund, each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 12, 2015 at 4:30 p.m. (Eastern time) for the following purposes:

For Shareholders of the Target Fund:

Proposal 1(A): The holders of common shares (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and holders of VRDP Shares (“VRDP Holders”), respectively, of the Target Fund (although cash may be distributed in lieu of fractional Common Shares), and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Shareholders of record of each Fund as of the close of business on January 12, 2015 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Target Fund is soliciting the vote of its common shareholders on proposal 1(A) through a Combined Proxy Statement/Prospectus.

Each Fund is separately soliciting the votes of its VRDP Holders on proposals 1(A), 1(B) and 1(C) through a separate Joint Proxy Statement and not through the Combined Proxy Statement/Prospectus.

THE BOARD OF TRUSTEES (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

-	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE COMBINED PROXY STATEMENT/ PROSPECTUS.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

-	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

-	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees

JOHN M. PERLOWSKI

Chief Executive Officer and President of each Fund

January 21, 2015

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2015.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-26289

THE INFORMATION IN THIS COMBINED PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JANUARY 21, 2015

COMBINED PROXY STATEMENT/PROSPECTUS

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Combined Proxy Statement/Prospectus is furnished to you as a common shareholder of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT Ticker: BPS) (“BPS” or the “Target Fund”). A special meeting (the “Special Meeting”) of shareholders of the Target Fund and BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA” or the “Acquiring Fund” and together with the Target Fund, each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 12, 2015 at 4:30 p.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Combined Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees of the Target Fund (the “Board”) recommends that you vote your common shares of beneficial interests (“Common Shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Combined Proxy Statement/Prospectus and accompanying form of proxy is February 2, 2015.

The purposes of the Special Meeting are:

For the Shareholders of the Target Fund:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares (collectively, the “Shares”) of the Acquiring Fund, which will be distributed to the Target Fund’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on the proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on the proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Shareholders of record of each Fund as of the close of business on January 12, 2015 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each Share held, with no Shares having cumulative voting rights. VRDP Holders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Voting Information and Requirements.”

This Combined Proxy Statement/Prospectus is only being delivered to the common shareholders of the Target Fund. Each Fund is separately soliciting the votes of its respective VRDP Holders on each of the foregoing proposals that require the vote of VRDP Holders through a separate joint proxy statement and not through this Combined Proxy Statement/Prospectus.

The Reorganization Agreement that Fund shareholders are being asked to consider involves transactions that will be referred to in this Combined Proxy Statement/Prospectus as the “Reorganization.” The Fund surviving the Reorganization is referred to herein as the “Combined Fund.”

The Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust. Each Fund is a non-diversified closed-end investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar (but not identical) investment policies and investment restrictions.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Combined Proxy Statement/Prospectus.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the closing of the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the effective date of the Reorganization (the “Closing Date”). The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of the Target Fund’s outstanding VRDP Shares, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund and the Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

ii

The Board of each Fund has determined that including these proposals in one Combined Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

This Combined Proxy Statement/Prospectus sets forth concisely the information that common shareholders of the Target Fund should know before voting on the proposal and constitutes an offering of the Acquiring Fund Common Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated January 21, 2015, relating to this Combined Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Combined Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The Common Shares of BlackRock MuniYield Pennsylvania Quality Fund are listed on the NYSE under the ticker symbol “MPA” and will continue to be so listed after the completion of the Reorganization. The Common Shares of The BlackRock Pennsylvania Strategic Municipal Trust are listed on the NYSE MKT under the ticker symbol “BPS.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Combined Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the newly issued Acquiring Fund Common Shares in connection with the Reorganization

iii

(the “Issuance”). No person has been authorized to give any information or make any representation not contained in this Combined Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-628-6024.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Proxy Statement/Prospectus is January 21, 2015.

iv

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Combined Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

The Proposed Reorganization	Assuming the Reorganization receives the requisite shareholder approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Combined Proxy Statement/Prospectus.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the closing of the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of the Target Fund’s outstanding VRDP Shares. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2015, but it may be at a different time as described herein.

If the Reorganization is not consummated, then each Fund will continue to operate for the time being as a stand-alone Delaware statutory trust or Massachusetts business trust, as applicable, and will continue to be advised by the Investment Advisor. However, if the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

Background and Reasons for the Proposed Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment advisor and portfolio management team.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders: (i) lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved earnings yield on NAV for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund; (iii) improved secondary market trading of the Common Shares; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (e) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of Trustees (the “Board”) of each Fund, including the trustees (“Board Members”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see

“Information about the Reorganization—Reasons for the Reorganization” for additional information about the factors considered by each Board.

Net and Managed Assets	As of December 31, 2014, the Target Fund has $30,069,794 in net assets and $47,913,233 in managed assets, and the Acquiring Fund has $185,462,976 in net assets and $288,829,183 in managed assets.

Total Expenses and Management Fees	For the fiscal year ended July 31, 2014, the Total Expense Ratio for the Acquiring Fund was 1.48%. For the fiscal year ended April 30, 2014, the Total Expense Ratio for the Target Fund was 2.08%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares.

As of July 31, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganization are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
2.05%	1.48%	1.48%

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.48% on a historical and pro forma basis for the 12-month period ended July 31, 2014, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund of 0.57% and no impact on the Total Expense Ratio for the common shareholders of the Acquiring Fund.

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. Based on a pro-forma Lipper expense universe for the Combined Fund, the estimated total annual fund operating expenses (excluding investment related expenses) and contractual management fee rate are each expected to be in the first quartile.

There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Earnings, Distributions and Undistributed Net Investment Income	Earnings and Distribution Rate: The Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Distribution Policy: Each Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of such Fund’s shares of common stock, except as described below under “Undistributed Net Investment Income.” Each Fund intends to pay any capital gains distributions at least annually. A return of capital distribution may involve a return of the common shareholder’s original investment. Though not currently taxable, such a distribution may lower a common shareholder’s basis in such Fund, thus potentially subjecting the common shareholder to future tax consequences in connection with the sale of Fund Common Shares, even if sold at a loss to the common shareholder’s original investment. When total distributions exceed total return performance for the period, the difference will reduce a Fund’s total assets and NAV and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

Automatic Dividend Reinvestment: Common shareholders of each Fund will automatically have all dividends and distributions reinvested in Common Shares of such Fund in accordance with such Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236. See “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. In addition, BlackRock MuniYield Pennsylvania Quality Fund (MPA) does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its monthly distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund. To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Premium/Discount to NAV of Common Shares	The Common Shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 31, 2014.

Fund	Market Price	NAV	Premium/(Discount) to NAV
MPA	$14.34	$16.12	(11.04)%
BPS	$12.78	$14.80	(13.65)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization.

In the Reorganization, common shareholders of the Target Fund will receive Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization.

VRDP Shares	As of December 31, 2014, the Target Fund has 163 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 663 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 163 additional Acquiring Fund VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Appraisal Rights	Shareholders of the Target Fund and Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Target Fund and Acquiring Fund are organized as a Delaware statutory trust and a Massachusetts business trust, respectively, and the declaration of trust of the Funds, as amended, do not provide for appraisal rights.

Certain U.S. Federal Income Tax Consequences of the Reorganization	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	The Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust.

Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Acquiring Fund has a July 31 fiscal year end.

The Target Fund has an April 30 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “MPA.”

The Target Fund Common Shares are listed on the NYSE MKT as “BPS.”

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objectives and Policies	The Funds have similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

The Funds’ Investment Objectives:

•

The Target Fund’s investment objectives are: to provide current income exempt from regular Federal and Pennsylvania income taxes; and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

•

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds:

•

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

•

The Acquiring Fund invests at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes.

Investment Grade Securities:

•

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or that are unrated but judged to be of comparable quality by the Investment Advisor.

•

Under normal market conditions, the Acquiring Fund invests primarily in a portfolio of long term municipal obligations that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality.

Although the Acquiring Fund’s investment policy with respect to below investment grade securities may be more flexible than the investment policy of the Target Fund with respect to below investment grade securities, the Acquiring Fund currently does not intend to invest in below investment grade securities; except, that, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund upon the consummation of the Reorganization. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

Leverage: Each Fund utilizes VRDP Shares and tender option bonds for leverage.

Other Investment Policies: The Acquiring Fund may not engage in short sales or securities lending, while these are permitted activities for the Target Fund.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. After the Reorganization, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.

Service	Service Providers to the Funds
Remarketing Agent to VRDP Shares	Citigroup Global Markets, Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The following table illustrates the anticipated reduction or increases in the Total Expense Ratio for the common shareholders of each Fund expected as a result of the completion of the Reorganization. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended July 31, 2014; and (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming the Reorganization had taken place on July 31, 2014.

	Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(b)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	$0.02 per share for open-market purchases of Common Shares (c)	Same as BPS	Same as BPS
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(d)	0.98%	0.81%	0.79%
Other Expenses	0.41%	0.13%	0.13%
Interest Expenses(e)	0.66%	0.54%	0.56%
Total Annual Fund Operating Expenses(d)(e)	2.05%	1.48%	1.48%

(a)	Assumes the Reorganization had taken place on July 31, 2014.

(b)	No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE or NYSE MKT, as applicable, through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases of Common Shares pursuant to the Dividend Reinvestment Plan, which will be deducted from the value of the dividend. You will also be charged a $0.02 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.

(d)	The Target Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund.

(e)	The total expense table includes interest expenses associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expenses are actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in tender option bonds is included for purposes of reporting a Fund’s Total Annual Fund Operating Expenses. Therefore, the level of a Fund’s Total Annual Fund Operating Expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in tender option bonds, even though both types of leverage have similar effects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of tender option bonds has varied from time to time over the past year. The Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
1.39%	0.95%	0.93%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor in Common Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Target Fund (BPS)	$21	$64	$110	$238
Acquiring Fund (MPA)	$15	$47	$81	$177
Pro Forma Combined Fund (MPA)	$15	$47	$81	$177

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The Investment Advisor will bear a portion of the Acquiring Fund’s costs with respect to the Reorganization. The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar (but not identical) investment policies and investment restrictions and are subject to similar investment risks. Each Fund invests primarily in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Pennsylvania income taxes. Each Fund also currently invests primarily in investment grade municipal bonds. Please see “Comparison of the Funds’ Investments” in this Combined Proxy Statement/Prospectus for a more detailed description of the salient differences between the Funds.

Risks that predominately affect the Common Shares of the Funds include risks associated with municipal obligations, including Pennsylvania municipal obligations, interest rate risk, credit risk, non-diversification risk and leverage risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ Common Shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. An investment in the Common Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Risks Related to the Reorganization

Expenses.

While the Funds currently estimate that the Reorganization will result in reduced aggregate expenses of the Combined Fund by approximately $159,000 per year, the realization of these reduced expenses will not affect common shareholders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

For the fiscal year ended July 31, 2014, the Total Expense Ratio for the Acquiring Fund was 1.48%. For the fiscal year ended April 30, 2014, the Total Expense Ratio for the Target Fund was 2.08%.

As of July 31, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganization are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
2.05%	1.48%	1.48%

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.48% on a historical and pro forma basis for the 12-month period ended July 31, 2014, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund of 0.57% and no impact on the Total Expense Ratio for the common shareholders of the Acquiring Fund.

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. Based on a pro-forma Lipper expense universe for the Combined Fund, the estimated total annual fund operating expenses (excluding investment related expenses) and contractual management fee rate are each expected to be in the first quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization. Please see the “Expense Table For Common Shareholders” for additional information about the Funds’ expenses.

Earnings and Distribution Rate.

The Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Undistributed Net Investment Income.

If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. In addition, BlackRock MuniYield Pennsylvania Quality Fund (MPA) does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its monthly distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund. To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s Common Shares will fluctuate based on market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Each Fund’s Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after the completion of the Reorganization.

The Common Shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 31, 2014.

Fund	Market Price	NAV	Premium/(Discount) to NAV
MPA	$14.34	$16.12	(11.04)%
BPS	$12.78	$14.80	(13.65)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Acquiring Fund Common Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Reorganization, common shareholders of the Target Fund will receive Common Shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization.

Tax Considerations.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “Certain Federal Income Tax Consequences of the Reorganization” for a summary of certain U.S. federal income tax consequences of the Reorganization.

General Risks of Investing in the Acquiring Fund

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in the Common Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments. The risks that predominately affect Common Shares of the Acquiring Fund include the following:

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Investment and Market Discount Risk. An investment in the Acquiring Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s Common Shares will fluctuate with market conditions and other factors. Common shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Acquiring Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the Reorganization.

Municipal Bond Market Risk. Economic exposure to the municipal bond market involves certain risks. The Acquiring Fund’s economic exposure to municipal bonds includes municipal bonds in the Acquiring Fund’s portfolio and municipal bonds to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOBs Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal bonds may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal bonds to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt.

Risk Factors and Special Considerations Relating to Pennsylvania Municipal Bonds. The Acquiring Fund invests at least 80% of its total assets in Pennsylvania Municipal Bonds (as defined herein); therefore, it is more susceptible to factors adversely affecting issuers of Pennsylvania Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Pennsylvania Municipal Bonds to this degree.

Pennsylvania has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing laws or laws with respect to tax-exempt financing. Pennsylvania ended its most recent fiscal year (ended June 30, 2014) with a General Fund revenue shortfall (from the certified estimate) of $508.7 million (1.7%).

On November 13, 2014, the Pennsylvania Independent Fiscal Office (“IFO”) issued its Long Term Economic and Budget Outlook, in which it estimated a $1.85 billion shortfall for Pennsylvania in fiscal year 2015-16. This includes $171 million for the current fiscal year and $1,679 related to next year. Non-recurring revenues and one-time cost savings employed in the fiscal year 2014-15 budget were cited as contributing significantly to the deficit. The report evaluates the demographic, economic, revenue and expenditure trends that will affect Pennsylvania’s fiscal condition through fiscal year 2019-2020. Based on assumptions used in the report, the evaluation found that various factors will combine to generate a long-term fiscal imbalance. A January 16, 2015 release by newly-elected Governor Tom Wolf’s deficit task force stated that the budget deficit is expected to reach $2.3 billion during the next fiscal year.

In 2014, all three major ratings services downgraded the ratings on Pennsylvania general obligation bonds. In July, 2014, Moody’s Investor Service downgraded the general obligation bonds to Aa3 from Aa2 (stable outlook). In September 2014, both Standard & Poor’s Ratings Services and Fitch Ratings downgraded Pennsylvania general obligation bonds to AA- from AA (stable outlook in both cases). Fitch Ratings recently noted that the AA- rating reflects Pennsylvania’s continued inability to address fiscal challenges with structural and recurring measures.

According to the December 2014 IFO Revenue Trends Report, Pennsylvania collected $2.7 billion in General Fund revenues in December, an increase of $319 million (13.4%) over December 2013. Fiscal year-to-date revenues of $13.3 billion are $1 billion (8.3%) over the prior fiscal year-to-date. Excluding July’s $227 million in onetime transfers from special funds and a reported $100 million inheritance tax payment in October, fiscal year-to-date growth is 5.6%.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. See Appendix B to the Statement of Additional Information for a further discussion of factors affecting Pennsylvania municipal securities. The information set forth above and in Appendix B to the Statement of Additional Information is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth of Pennsylvania.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on their assessment of current and projected market conditions and all factors that the Investment

Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (“IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fees payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. There can be no assurance that the Acquiring Fund will reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the VRDP Shares of the Funds”) and investments in TOBs Residuals (see “—Tender Option Bond Risk”). The use of TOBs Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that issue ratings for the Acquiring Fund VRDP Shares, an agreement with the liquidity provider for the Acquiring Fund VRDP Shares or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. TOBs Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Acquiring Fund’s strategy of using TOBs Residuals to leverage its assets will be successful.

Distributions on TOBs Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOBs Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests (“TOBs Floaters”) sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The Acquiring Fund’s use of TOBs Residuals creates economic leverage. Any economic leverage achieved through the Acquiring Fund’s investment in TOBs Residuals will the possibility that Common Share long-term returns will be diminished if the cost of the TOBs Floaters issued by a tender option bond trust (each, a “TOBs Trust”) exceeds the return on the securities in the TOBs Trust. If the income and gains earned on municipal securities owned by a TOBs Trust that issues TOBs Residuals to the Acquiring Fund are greater than the payments due on the TOBs Floaters issued by the TOBs Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOBs Residuals.

Although the Acquiring Fund generally would unwind a TOBs transaction rather than try to sell a TOBs Residual, if it did try to sell a TOBs Residual, its ability to do so would depend on the liquidity of the TOBs Residual. TOBs Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOBs Trust. The market price of TOBs Residuals is more volatile than the underlying securities due to leverage. The leverage attributable to such TOBs Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund that relies primarily on TOBs Residuals to achieve a desired effective leverage ratio. If the Acquiring Fund desires to retain the municipal bonds transferred to a TOBs Trust, the Acquiring Fund may be required to sell its TOBs Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Acquiring Fund has a need for cash and the securities in the TOBs Trust are not actively trading due to adverse market conditions;

•	If the sponsors of TOBs Trusts (as a collective group or individually) experience financial hardship and consequently seek to terminate TOBs Trusts sponsored by them; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Acquiring Fund.

The use of TOBs Residuals requires the Acquiring Fund to segregate assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Please see “The Acquiring Fund’s Investments—Leverage—TOBs Residuals” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix C to the Statement of Additional Information, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero Coupon Securities Risk. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Acquiring Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Acquiring Fund acquires shares of investment companies, including ones affiliated with the Acquiring Fund, the Acquiring Fund’s common shareholders will bear both their proportionate share of expenses in the Acquiring Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Acquiring Fund is held by an affiliated fund, the ability of the Acquiring Fund itself to hold other investment companies may be limited.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Strategic Transactions Risk. The Acquiring Fund may engage in various derivative transactions for duration management and other risk management purposes (“Strategic Transactions”). The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, the Acquiring Fund seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Acquiring Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Acquiring Fund, or the derivatives or other strategies used by the Acquiring Fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Acquiring Fund invests.

The Acquiring Fund’s investments in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Acquiring Fund to be more volatile than if the Acquiring Fund had not been leveraged.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

1940 Act Regulation. The Acquiring Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Combined Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Risks Associated with Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Acquiring Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Acquiring Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several EU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, the policy of the Board of Governors of the Federal Reserve System (“Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

EMU and Redenomination Risk. As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Acquiring Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Acquiring Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Acquiring Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Acquiring Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impacts on trading and operations, as well as, potentially, the operations and structure of the Acquiring Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund and the Investment Advisor, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund or the Investment Advisor as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund or the Investment Advisor could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations become effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

The continuing implementation of the Dodd-Frank Act could also adversely affect the Investment Advisor and the Acquiring Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Advisor’s and the Acquiring Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Advisor and the Acquiring Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Acquiring Fund’s use of derivatives, which could have an adverse impact on the Acquiring Fund. The Investment Advisor cannot predict the effects of these regulations on the Acquiring Fund’s portfolio. The Investment Advisor intends to monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC (“Affiliates”), are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably. Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

Selection risk is the risk that the securities that the Investment Advisor selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objective and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate a substantial portion of its assets into cash or short-term tax-exempt or taxable fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of its Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Reliance on the Investment Advisor. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Acquiring Fund’s investment adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its net asset value, impediments to trading, the inability of Acquiring Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common and preferred shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s declaration of trust, bylaws and applicable state law include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value. See “Certain Provisions of the Declaration of Trust and Bylaws.”

INFORMATION ABOUT THE REORGANIZATION

The Reorganization seeks to combine two funds that have the same investment advisor, the same portfolio managers, the same board members, and similar (but not identical) investment objectives, investment policies and investment restrictions.

The Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the Target Fund in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.05 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional Target Fund Common Shares and sell the resulting whole Common Shares on the NYSE MKT, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. See “—Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by the Target Fund’s common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for the Target Fund VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such VRDP Holder.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the closing of the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization. Since Acquiring Fund Common Shares will be issued at NAV in exchange for the Common Shares of the Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Common Shares, the NAV per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for the Acquiring Fund’s proportion of the applicable costs of the

Reorganization. Thus, the Reorganization will result in no dilution of the NAV of Acquiring Fund Common Shares, other than to reflect the applicable costs of the Reorganization.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of the Target Fund, the interests of the Target Fund’s VRDP Holders will not be diluted as a result of the Reorganization.

As a result of the Reorganization, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Combined Proxy Statement/Prospectus.

If the Reorganization is not consummated, each Fund will continue to operate, for the time being, as a stand-alone Delaware statutory trust or Massachusetts business trust, as applicable, and will continue to be advised by the Investment Advisor. If, however, the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of the Target Fund recommends that Target Fund common shareholders vote “FOR” the proposed Reorganization Agreement at the Special Meeting to be held on March 12, 2015 at 4:30 p.m. (Eastern time).

Shareholder approval of the Reorganization requires (i) the affirmative vote of the holders of a majority of the outstanding Target Fund Common Shares and Target Fund VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of the Target Fund VRDP Holders voting as a separate class, and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions. The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more VRDP Holder of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the proposal; there is no guarantee that such shareholder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the second quarter of 2015, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Reasons for the Reorganization

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganization at meetings held on December 4-5, 2014 (the “Meeting”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization would be in the best interests of such Fund and that the interests of its existing common shareholders and VRDP Holders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization.

Each Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganization over a series of meetings. In preparation for the Meeting, the Investment Advisor provided each Board with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganization on the earnings and distributions of each Fund;

•	the potential effects of the Reorganization on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganization on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for each Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganization). For the fiscal year ended July 31, 2014, the Total Expense Ratio for the Acquiring Fund was 1.48%. For the fiscal year ended April 30, 2014, the Total Expense Ratio for the Target Fund was 2.08%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares.

As of July 31, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganization are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
2.05%	1.48%	1.48%

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.48% on a historical and pro forma basis for the 12-month period ended July 31, 2014, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund of 0.57% and no impact on the Total Expense Ratio for the common shareholders of the Acquiring Fund.

The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. Based on a pro-forma Lipper expense universe for the Combined Fund, the estimated total annual fund operating expenses (excluding investment related expenses) and contractual management fee rate are each expected to be in the first quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Potential Effects of the Reorganization on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of

December 31, 2014, the NAV per Common Share of the Target Fund was $14.80 and the market price per Common Share of the Target Fund was $12.78, representing a discount to NAV of (13.65)%, and the NAV per Common Share of the Acquiring Fund was $16.12 and the market price per Common Share of the Acquiring Fund was $14.34, representing a discount to NAV of (11.04)%. The Board of the Target Fund noted that To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of the Target Fund also noted that To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization.

Potential Effects of the Reorganization on VRDP Shares. The Board noted that each Fund has one series of VRDP Shares outstanding. As of December 31, 2014, the Target Fund has 163 VRDP Shares outstanding, and the Acquiring Fund has 663 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 163 VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding. The Board noted that upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

The Board noted that none of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and similar (but not identical) investment objective, investment policies and investment restrictions, subject to the differences described in “Comparison of the Funds’ Investments.”

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in Pennsylvania municipal bonds, while the Acquiring Fund invests at least 80% of its total assets in Pennsylvania municipal bonds.

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. The Acquiring Fund invests primarily in investment grade securities. In connection with the Reorganization, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Theodore R. Jaeckel, Jr. and Walter O’Connor. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization closes, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares and potential for improved premium/discount levels for the Combined Fund’s Common Shares. However, there can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than Common Shares of any individual Fund prior to the Reorganization.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional Common Shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board noted that capital loss carryforwards of the Combined Fund attributable to the Target Fund will be subject to tax loss limitation rules by reason of the Target Fund undergoing an ownership change in the Reorganization. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Target Fund’s capital loss carryforward loss per share, but higher than the Acquiring Fund’s capital loss carryforward loss per share. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. In addition, BlackRock MuniYield Pennsylvania Quality Fund (MPA) does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its monthly distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund. To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Board of each Fund noted that the Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that Target Fund common shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund Common Shares that Target Fund common shareholders owned immediately prior to the closing of the Reorganization. The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. Fractional Acquiring Fund Common Shares will generally not be issued to Target Fund common shareholders in connection with the Reorganization, and Target Fund common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of Target Fund VRDP Shares will receive the same number of Acquiring Fund VRDP Shares with terms substantially similar to the outstanding VRDP Shares of the Target Fund held by such holders immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights. Each Board noted that the Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered various alternatives, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganization is consummated, the annual contractual investment management fee rate of the Combined Fund will be reduced to 0.49%.

Each Board also noted that the Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s Reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Terms of the Reorganization Agreement

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date. Target Fund VRDP Holders will receive on a one-for-one basis one newly issued

VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of the Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such holders on an one for one basis for each holder’s holdings of Target Fund VRDP Shares. The Funds’ VRDP Shares were issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to Target Fund common shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund common shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Fund. If, after the Closing Date, certificates representing Common Shares of the Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to the Target Fund Common Shares in the Reorganization.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14 and the separate Joint Proxy Statement to VRDP Holders, the printing and distribution of this Combined Proxy Statement/Prospectus delivered to common shareholders, the separate Joint Proxy Statement delivered to VRDP Holders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. The common shareholders of the Funds will indirectly bear the costs of the Reorganization. The VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

Appraisal Rights

Shareholders of the Target Fund and Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Target Fund and Acquiring Fund are organized as a Delaware statutory trust and a Massachusetts business trust, respectively, and the declaration of trust of the Funds, as amended, do not provide for appraisal rights.

Description of Common Shares to Be Issued by the Acquiring Fund

The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund Common Shares that are currently outstanding. The Acquiring Fund Common Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. Please see “Information about the Common Shares of the Funds” for additional information about the Funds’ Common Shares.

Description of VRDP Shares to Be Issued by the Acquiring Fund

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Please see “Information about the VRDP Shares of the Funds” for additional information about the Funds’ VRDP Shares.

THE FUNDS

The Target Fund is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Acquiring Fund is organized as a Massachusetts business trust and governed by the laws of the Commonwealth of Massachusetts. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Acquiring Fund was organized under the laws of the Commonwealth of Massachusetts on August 24, 1992 and commenced operations on October 30, 1992. The Acquiring Fund was known as MuniYield Pennsylvania Fund prior to February 7, 2000, MuniYield Pennsylvania Insured Fund prior to September 29, 2006 and BlackRock MuniYield Pennsylvania Insured Fund prior to November 9, 2010.

The Target Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on June 30, 1999 and commenced operations on August 25, 1999.

The Acquiring Fund Common Shares are listed on the NYSE as “MPA.”

The Target Fund Common Shares are listed on the NYSE MKT as “BPS.”

The Acquiring Fund has a July 31 fiscal year end. The Target Fund has an April 30 fiscal year end.

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the VRDP Shares of the Funds” for additional information.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for U.S. federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). In general, the Acquiring Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for U.S. federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. There can be no assurance that the Acquiring Fund’s investment objective will be realized. Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds.

The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act).

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the Municipal Bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such Municipal Bond insurance or credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Acquiring Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix C—“Ratings of Investments” to the Statement of Additional Information. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The net asset value of the common shares of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

The Acquiring Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years. However, the Acquiring Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Acquiring Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Acquiring Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. See “—Other Investment Policies—Temporary Investments.” The Acquiring Fund’s hedging strategies, which are described in more detail under “—Hedging Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Trustees of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for U.S. federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation of Non-Municipal Tax Exempt Securities, there is a risk that the interest paid on such securities would be deemed taxable at the Federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from Federal and Pennsylvania income taxes. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Acquiring Fund may purchase is set forth in Appendix C to the Statement of Additional Information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds, which latter category includes PABs.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. The Acquiring Fund may purchase Pennsylvania Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. There is no limitation on the percentage of the Acquiring Fund’s assets that may be invested in Pennsylvania Municipal Bonds and Municipal Bonds. PABs, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. The Acquiring Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Acquiring Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the net asset value of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Acquiring Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non- Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund enters into these transactions to obtain what is considered an advantageous price to the Acquiring Fund at the time of entering into the transaction. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Acquiring Fund purchases securities in these transactions, the Acquiring Fund segregates or designates on its books and records liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

The Acquiring Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Acquiring Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Acquiring Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s Municipal Bond investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase Municipal Bonds, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Acquiring Fund will purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund will purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

When the Acquiring Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated or designated on its books and records so that the amount so segregated or earmarked, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Acquiring Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in Municipal Bonds.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may not do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

The Acquiring Fund will at all times designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Acquiring Fund is a seller of protection in a credit default swap transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such designation will not limit the Acquiring Fund’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for Federal and Pennsylvania state income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its total assets or equity securities (e.g., preferred shares) up to 50% of its total assets. The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the

VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Acquiring Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Acquiring Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Acquiring Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Acquiring Fund’s financing cost of leverage is significantly lower than the income earned on the Acquiring Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares are the beneficiaries of the incremental net income.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Fund’s NAV, market price and dividend rate than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 38% of the Acquiring Fund’s total managed assets and that the Acquiring Fund will bear expenses relating to that leverage at an average annual rate of 0.90%, the income generated by the Acquiring Fund’s portfolio (net of estimated expenses) must exceed 0.34% in order to cover the expenses specifically related to the Acquiring Fund’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Acquiring Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Acquiring Fund. The table further reflects the use of leverage representing 38% of the Acquiring Fund’s total managed assets and the Acquiring Fund’s currently projected annual leverage expense of 0.90%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(16.71)%	(8.63)%	(0.55)%	7.52%	15.60%

Common Share total return is composed of two elements: the Common Share dividends paid by the Acquiring Fund (the amount of which is largely determined by the net investment income of the Acquiring Fund) and gains or losses on the value of the securities the Acquiring Fund owns. As required by SEC rules, the table assumes that the Acquiring Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Acquiring Fund receives on its municipal securities investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leverage its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the VRDP Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

TOBs Residuals

The Acquiring Fund currently leverages its assets through the use of tender option bond trusts (the “TOBs Trust”). A TOBs Trust historically was established by a third party sponsor forming a special purpose trust into which the Acquiring Fund, or an agent on behalf of the Acquiring Fund, transferred municipal securities. The TOBs Trusts in which the Acquiring Fund currently uses for leverage are structured in this manner. In response to recent regulatory developments, the Acquiring Fund and other BlackRock-advised funds may in the future establish the TOBs Trust themselves, and assume certain responsibilities currently assumed by the third party sponsor. See “Recent Developments in the TOBs Trust Market” below.

A TOBs Trust typically issues two classes of beneficial interests: TOBs Floaters, which are sold to third party investors, and TOBs Residuals, which are generally issued to one or more funds that transferred securities to the TOBs Trust. The Acquiring Fund may invest in both TOBs Floaters and TOBs Residuals. The Acquiring Fund does not currently intend to invest in TOBs Residuals issued by a TOBs Trust that was not formed by or for the Acquiring Fund or other BlackRock-advised fund, although it reserves the right to do so in the future. Other funds managed by the Investment Advisor may also contribute municipal bonds to a TOB Issuer into which the Acquiring Fund has contributed bonds. If multiple funds participate in the same TOB Issuer, the rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation.

Below is a diagram outlining the structure for a typical TOBs Trust involving a third party sponsor:

*	In this example, which is for illustrative purposes only, the TOBs Sponsor retained $1 of cash to cover its fees and expenses. In addition, the relative dollar amounts of TOBs Residuals and TOBs Floaters, and the degree of leverage risk, may differ significantly from that shown in the illustration.

As diagramed above, a TOBs Trust typically receives municipal securities from one or more funds through the sponsor and then issues TOBs Floaters to third party investors and TOBs Residuals to the funds. A fund is paid the cash (less transaction expenses, which are borne by the fund and therefore common shareholders of the fund indirectly) received by the TOBs Trust from the sale of the TOBs Floaters and typically will invest the cash in additional municipal securities or other investments permitted by its investment policies.

TOBs Floaters may have first priority on the cash flow from the securities held by the TOBs Trust and are enhanced with a liquidity support arrangement from a third party liquidity provider which allows holders to tender their position at par (plus accrued interest). A fund, in addition to receiving cash from the sale of the TOBs Floaters, also receives the TOBs Residual. The TOBs Residuals provides the fund with the right (1) to cause the holders of the TOBs Floaters to tender their notes to the TOBs Trust at par (plus accrued interest), and (2) to acquire the municipal securities from the TOBs Trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the securities held in the TOBs Trust are passed through to the fund, as the holder of the TOBs Residual. This transaction, in effect, creates exposure for the fund to the entire return of the securities in the TOBs Trust, with a net cash investment by the fund that is less than the value of the securities in the TOBs Trust. This multiplies the positive or negative impact of the securities’ return within the fund (thereby creating leverage). The leverage within a TOBs Trust depends on the value of the securities deposited in the TOBs Trust relative to the value of the TOBs Floaters it issues. In the diagram above, the TOBs Trust receives municipal securities worth $60, issues TOBs Floaters worth $45 and the fund receives a TOBs Residual worth $15. The leverage ratio in the TOBs Trust described in the example is thus 3:1. Increasing the value of the TOBs Floaters issued would increase the leverage ratio of the TOBs Trust.

The TOBs Trust may be terminated without the consent of a fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the TOBs Trust, a substantial downgrade in the credit quality of the issuer of the securities in the TOBs Trust, the inability of the TOBs Trust to obtain liquidity support for the TOBs Floaters, a substantial decline in the market value of the securities in the TOBs Trust, or the inability of the sponsor to remarket any TOBs Floaters tendered to it by holders of the TOBs Floaters. In such an event, the TOBs Floaters would be redeemed by the TOBs Trust at par (plus accrued interest) out of the proceeds from a sale of the securities in the TOBs Trust. If this happens, the fund would be entitled to the assets of the TOBs Trust, if any, that remain after the TOBs Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOBs Floaters at par (plus accrued interest), the party that would bear the losses on those securities would depend upon whether the fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If the fund holds a non-recourse TOBs Residual, the liquidity provider or holders of the TOBs Floaters would bear the losses on those securities and there would generally be no recourse to the fund’s assets. If the fund holds a recourse TOBs Residual, the fund (and, indirectly, holders of the fund’s common shares) would typically bear the losses on those securities. In particular, if the fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the fund would be required to pay to the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Trust (the “Liquidation Shortfall”). As a result, the fund investing in a recourse TOB Residual will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Issuer, these losses will be shared ratably, in proportion to their participation. The Acquiring Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Under accounting rules, securities of a fund that are deposited into a TOBs Trust are investments of the fund and are presented on the fund’s Schedule of Investments and outstanding TOBs Floaters issued by a TOBs Trust are presented as liabilities in the fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the fund on an accrual basis. Interest expense incurred on the TOBs Floaters and other expense related to remarketing, administration and trustee services to a TOBs Trust are reported as expenses of a fund. In addition, under accounting rules, loans made to a TOBs Trust sponsored by a fund may be presented as loans of the fund in the fund’s financial statements even if there is no recourse to the fund’s assets.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Trust, the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Trust provide for a liquidation of the municipal securities deposited in the TOBs Trust and the application of the proceeds to pay off the TOBs Floaters. The risk associated with TOBs Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOBs Trusts. This in turn may reduce the desirability of TOBs Floaters as investments, which could impair the viability or availability of TOBs Trusts and reduce, or eliminate completely, the availability of TOBs Residuals as a leveraging option for the Acquiring Fund.

The use of TOBs Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOBs Floaters, plus any accrued but unpaid interest due on the TOBs Floaters, issued by TOBs Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOBs transactions or limit the Acquiring Fund’s ability to enter into or manage TOBs transactions.

Recent Developments in the TOBs Trust Market. On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. As a result, TOBs Trusts may need to be restructured or unwound. There can be no assurances that TOBs Trusts can be restructured, that new sponsors of TOBs Trusts will develop, or that alternative forms of leverage will be available to the Acquiring Fund. Any alternative forms of leverage may be more or less advantageous to the Acquiring Fund than existing tender option bond leverage.

In response to the Volcker Rule, the Acquiring Fund may itself, rather than a third party, establish, structure and “sponsor” the TOBs Trusts in which it holds TOBs Residuals. As the sponsor of a TOBs Trust, the Acquiring Fund may become subject to additional risks, including, but not limited to, potential liabilities and obligations resulting from contractual or fiduciary duties associated with being a sponsor of a TOBs Trust or applicable law. The Acquiring Fund may also be subject to more onerous contractual or regulatory requirements as the sponsor of a TOBs Trust, which may increase the costs or reduce the degree of potential economic benefits of such leverage for Acquiring Fund Common Shares.

Under a new tender option bond structure, a fund, such as the Acquiring Fund, may structure and sponsor a TOBs Trust. The fund would be required to assume certain responsibilities and risks as sponsor or trustor of the TOBs Trust or as a holder of TOBs Residuals, including, but not limited to, selling the fund’s municipal securities directly to the TOBs Trust, responsibility for offering materials with respect to the interests in the TOBs Trusts, assuming certain tax reporting and compliance-related responsibilities on behalf of the TOBs Trust, and indemnifying the trustee and other service providers to the TOBs Trust. Service providers to a TOBs Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the fund as the TOBs Residual holder. Similar to the current tender option bond structure, a TOBs Residual holder would deposit municipal securities into the TOBs Trust in exchange for TOBs Residuals, the TOBs Trust would then issue and sell TOBs Floaters to third party investors, and the proceeds of the sale of the TOBs Floaters would be distributed to such TOBs Residual holder. Tendered TOBs Floaters would continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent is not anticipated to purchase tendered TOBs Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOBs Trust will be required to terminate the TOBs Trust or liquidate assets of the TOBs Trust to purchase the tendered TOBs Floaters. In the event of a failed remarketing of TOBs Floaters, it is anticipated that the tender option bond documents may provide for the liquidity provider, at its option, advancing a loan to the TOBs Trust the proceeds of which would be used by the TOBs Trust to purchase the tendered TOBs Floaters. The liquidity provider is not obligated to advance such a loan. The TOBs Trust is expected to be the borrower with respect to any such liquidity loan. Any loans made by a liquidity provider are expected to be secured by either the underlying municipal securities held by the TOBs Trust or the purchased TOBs Floaters. Similar to the current structure for TOBs Trusts, a fund may hold either non-recourse TOBs Residuals or recourse TOBs Residuals under the new structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the fund’s assets if the fund holds a non-recourse TOBs Residual. However, as described above, a fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOBs Residual.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which are expected to take effect in 2016. The Risk Retention Rules would require the sponsor of a TOBs Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOBs Trust’s securities. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to leverage its assets through the use of TOBs Trusts or increase the costs of such leverage in certain circumstances.

There is no assurance that a restructured TOBs Trust, including those TOBs Trusts that are sponsored by the Acquiring Fund, will be more advantageous to the Acquiring Fund than the existing structure for TOBs Trusts.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Acquiring Fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred shares, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital shares represented at a meeting at which more than 50% of the outstanding shares of each class of capital shares are represented or (ii) more than 50% of the outstanding shares of each class of capital shares). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed- end investment companies and only if immediately thereafter no more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities other than preferred shares or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of beneficial interest or redeeming preferred shares.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.	Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing Common Shares or redeeming shares of preferred shares.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the VRDP Shares of the Funds” for additional information about each Fund’s VRDP Shares.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund. A comparison of the Funds’ investment objectives, investment policies and investment restrictions, portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have similar (but not identical) investment objectives, investment policies and investment restrictions.

Investment Objectives

•

The Target Fund’s investment objectives are: to provide current income exempt from regular Federal and Pennsylvania income taxes; and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

•

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds

•

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

•

The Acquiring Fund invests at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes.

•

Please see below a comparison of the approximate amount invested in Pennsylvania Municipal Bonds as a percentage of total assets for (i) each Fund as of December 31, 2014 and (ii) the Combined Fund, assuming the Reorganization had taken place as of December 31, 2014.

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
92.38%	82.11%	83.55%

Investment Grade Securities.

•

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

•

Under normal market conditions, the Acquiring Fund invests primarily in a portfolio of long term municipal obligations that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality.

•

Although the Acquiring Fund’s investment policy with respect to below investment grade securities may be more flexible than the investment policy of the Target Fund with respect to below investment grade securities, the Acquiring Fund currently does not intend to invest in below investment grade securities; except, that, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund upon the consummation of the Reorganization. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

•

Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of December 31, 2014 and (ii) the Combined Fund, assuming the Reorganization had taken place as of December 31, 2014.

Credit Ratings(1)	Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)(2)
AAA/Aaa	1.59%	1.27%	1.31%
AA/Aa	58.54%	70.71%	68.98%
A	25.24%	16.45%	17.70%
BBB/Baa	9.21%	5.73%	6.22%

(1)	Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower.

(2)	Reflects the effect of the Reorganization.

•	Leverage. Each Fund currently engages in leverage through the issuance of VRDP Shares and the use of tender option bonds. Please see below a comparison of certain important ratios related to (i) each

Fund’s use of leverage as of December 31, 2014 and (ii) the Combined Fund’s use of leverage, assuming the Reorganization had taken place as of December 31, 2014:

Ratios	Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
Asset Coverage Ratio	284%	380%	361%
Regulatory Leverage Ratio(1)	35.15%	26.33%	27.71%
Effective Leverage Ratio(2)	37.24%	35.79%	35.99%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Please see “—Comparison of Investment Objectives and Policies” and “—Comparison of Investment Restrictions” below for a more detailed comparison of the Funds’ investment objectives, policies and restrictions.

Comparison of Investment Objectives and Policies

A detailed comparison of the Funds’ investment objectives and investment policies is set forth in the table below.

BPS (Target Fund)	MPA (Acquiring Fund)
Investment Objective	Investment Objectives

•    The Fund’s investment objectives are:

•    to provide current income exempt from regular Federal and Pennsylvania income taxes; and

•    to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

•    The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds	Pennsylvania Municipal Bonds

• The Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

•    The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”).

BPS (Target Fund)	MPA (Acquiring Fund)
Municipal Bonds	Municipal Bonds

•    Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in securities that pay interest that is or make other distributions that are exempt from regular U.S. federal income tax.

•    The Fund may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for U.S. federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”).

•    In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for U.S. federal income tax purposes or (ii) not exempt from Pennsylvania income taxes.

Investment Grade Securities	Investment Grade Securities

•    The Fund invests at least 80% of its total assets in investment grade quality securities.

•    Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor.

•    The Fund may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

•    Under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch.

Non-Municipal Tax Exempt Securities	Non-Municipal Tax Exempt Securities

•    The Fund treats as municipal bonds investment company shares, tax-exempt preferred shares and other securities that pay interest or make other distributions that are exempt from regular U.S. federal income tax and in which the Fund may invest as discussed herein, regardless of the security’s form as bonds, notes, stocks, and shares or other interests and regardless of whether the issuer is a government, governmental entity or private entity.

•    The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for U.S. federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax Exempt Securities”).

•    Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities.

•    Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

BPS (Target Fund)	MPA (Acquiring Fund)
Bond Maturity	Bond Maturity

•    The Fund primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

•    The Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

Defensive Measures/Temporary Investments	Defensive Measures/Temporary Investments

•    During temporary defensive periods, including the period during which the proceeds of an offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields.

•    Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance.

•    Short-term tax-exempt fixed income securities are defined to include, without limitation, the following: Bond Anticipation Notes; Tax Anticipation Notes; Revenue Anticipation Notes; Construction Loan Notes; Bank Notes; Tax-Exempt Commercial Paper.

•    While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations.

•    For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). The Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant.

•    The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor.

•    The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term

BPS (Target Fund)	MPA (Acquiring Fund)

unsecured promissory notes generally issued to finance short term credit needs.

•    The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

When-Issued, Delayed Delivery and Forward Commitment Securities	When-Issued, Delayed Delivery and Forward Commitment Securities

• The Fund may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a “forward commitment” basis.

•    The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

Call Rights	Call Rights

No Stated Policy	• The Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase.

Repurchase Agreements	Repurchase Agreements

•    As temporary investments, the Fund may invest in repurchase agreements.

•    The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Investment Advisor, present minimal credit risk.

•    The Fund may invest in securities pursuant to repurchase agreements.

•    Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof.

Borrowings	Borrowings

• The Fund may borrow funds to the extent permitted under the 1940 Act. The proceeds of borrowings may be used for any valid purpose including,	• The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided,

BPS (Target Fund)	MPA (Acquiring Fund)

without limitation, liquidity, investing and repurchases of shares of the Fund.

however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

VRDOs and Participating VRDOs	VRDOs and Participating VRDOs

No Stated Policy

•    It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

•    The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor.

Interest Rate Swap Transactions	Interest Rate Swap Transactions

•    The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund will not sell interest rate caps or floors that it does not own.

•    The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

•    The Fund will only enter into interest rate transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

•    In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Securities Industry and Financial Markets Association Municipal Swap Index swaps.

Credit Default Swap Agreements	Credit Default Swap Agreements

No Stated Policy	• The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The Fund may be either the buyer or seller in the transaction.

BPS (Target Fund)	MPA (Acquiring Fund)
• The Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

Hedging Transactions	Hedging Transactions

•    The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Additional Investment Management Techniques”). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

•    The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.

•    The Fund may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements).

•    The Fund may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on municipal bonds, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise

•    The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

•    The Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund’s return.

•    The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

•    The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

•    The Fund may also purchase and sell exchange traded call and put options on financial futures contracts.

•    The Fund will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

BPS (Target Fund)	MPA (Acquiring Fund)

price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Other Investment Companies	Other Investment Companies

•    The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

•    Non-Municipal Tax Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

•    The Fund may not purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

Tax-Exempt Preferred Shares	Tax-Exempt Preferred Shares

•    The Fund may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. federal income tax. The Fund will treat investments in tax-exempt preferred shares as investments in municipal bonds.

No Stated Policy

Short Sales	Short Sales

•    The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

•    The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

•    The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

Comparison of Investment Restrictions

A comparison of the Funds’ investment restrictions is set forth in the table below. Fundamental restrictions are designated with an asterisk. Any restriction of a Fund that is not a fundamental restriction may be changed by its Board without shareholder approval.

BPS (Target Fund)	MPA (Acquiring Fund)
Control or Management	Control or Management*

• The Fund may not purchase securities of companies for the purpose of exercising control.	• The Fund may not make investments for the purpose of exercising control or management.

Investments in Investment Companies	Investments in Investment Companies*

• The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

•    The Fund may not purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

Commodities and Real Estate*	Commodities and Real Estate*

•    The Fund may not purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities.

•    The Fund may not purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

•    The Fund may not purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

Senior Securities and Borrowings*	Senior Securities and Borrowings*

• The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act.

•    The Fund may not issue senior securities other than preferred shares or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of beneficial interest or redeeming preferred shares.

*	A fundamental investment restriction.

BPS (Target Fund)	MPA (Acquiring Fund)

•    For purposes of this investment restriction, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing Common Shares or redeeming shares of preferred shares.

Underwriting*	Underwriting*

•    The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter.

• The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Lending*	Lending*

•    The Fund may not make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objectives and policies or the entry into repurchase agreements.

•    The Fund may not make loans to other persons, except that the Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

Securities on Margin	Securities on Margin*

No Stated Policy

•    The Fund may not purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

Short Sales	Short Sales*

•    The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

•    The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

*	A fundamental investment restriction.

BPS (Target Fund)	MPA (Acquiring Fund)
Industry Concentration*	Industry Concentration*

•    The Fund may not invest 25% or more of the value of its total assets in any one industry provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental users.

•    For purposes of applying the limitation set forth above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

•    For the purpose of applying the limitation set forth above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of

•    The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

•    For purposes of this investment restriction, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

*	A fundamental investment restriction.

BPS (Target Fund)	MPA (Acquiring Fund)

such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal bonds insured by any given insurer.

Mortgage or Pledge Security for Indebtedness	Mortgage or Pledge Security for Indebtedness

No Stated Policy

•    The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction under the heading “Senior Securities and Borrowings” above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

Lending of Securities	Lending of Securities

•    The Fund may lend its portfolio securities to brokers, dealers and other financial institutions that meet certain creditworthiness standards.

•    The Fund will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans).

•    The Fund may not make loans to other persons, except that the Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

*	A fundamental investment restriction.

MANAGEMENT OF THE FUNDS

The Board of Trustees and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Funds, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Funds” in the Statement of Additional Information.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. The Target Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities.

If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. Based on a pro-forma Lipper expense universe for the Combined Fund, the estimated total annual fund operating expenses (excluding investment related expenses) and contractual management fee rate are each expected to be in the first quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products. As of September 30, 2014, BlackRock’s assets under management were approximately $4.525 trillion.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2014, the firm has approximately 12,100 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management Team

Each Fund is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock, and Phillip Soccio, Director at BlackRock. Messrs. Jaeckel, O’Connor and Soccio are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Jaeckel and O’Connor have been members of each Fund’s portfolio management team since 2006. Mr. Soccio has been a member of each Fund’s portfolio management team since 2008.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

After the Reorganization, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Jaeckel, O’Connor and Soccio, will continue to comprise the team of investment professionals for the Combined Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Legal Proceedings

None.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.
Remarketing Agent to VRDP Shares	Citigroup Global Markets, Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider

Citibank, N.A., 390 Greenwich Street, New York, New York 10013 serves as the liquidity provider for each Fund’s VRDP Shares.

VRDP Shares Remarketing Agent

Citigroup Global Markets, Inc., 390 Greenwich Street, New York, New York 10013 serves as the remarketing agent for each Fund’s VRDP Shares.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the VRDP Shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any trustees. The outstanding Common Shares of each Fund are fully paid and non-assessable.

Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. The Acquiring Fund has Common Shares listed on the NYSE. The Target Fund has Common Shares listed on the NYSE MKT. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or NYSE MKT, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of December 31, 2014.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BPS	Common Shares	Unlimited	None	2,032,115
MPA	Common Shares	Unlimited	None	11,504,433

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE or NYSE MKT, as applicable, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BPS	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
October 31, 2014	$12.88	$12.51	$14.33	$14.61	(10.12)%	(14.37)%
July 31, 2014	$13.17	$12.48	$14.35	$14.20	(8.22)%	(12.11)%
April 30, 2014	$13.00	$12.21	$14.19	$13.70	(8.39)%	(10.88)%
January 31, 2014	$12.27	$11.21	$13.68	$13.18	(10.31)%	(14.95)%
October 31, 2013	$12.30	$11.27	$13.25	$12.86	(7.17)%	(12.34)%
July 31, 2013	$15.59	$11.68	$15.33	$13.29	1.70%	(12.11)%
April 30, 2013	$16.14	$14.22	$15.50	$15.12	4.13%	(5.95)%
January 31, 2013	$16.41	$15.01	$15.55	$15.39	5.53%	(2.48)%
October 31, 2012	$16.23	$15.19	$15.58	$15.33	4.17%	(0.91)%
July 31, 2012	$15.50	$14.90	$15.56	$15.09	(0.39)%	(1.26)%
April 30, 2012	$15.36	$14.40	$14.88	$14.83	3.23%	(2.90)%

MPA	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
October 31, 2014	$14.24	$13.88	$16.13	$15.78	(11.72)%	(12.04)%
July 31, 2014	$14.35	$13.87	$15.85	$15.80	(9.46)%	(12.22)%
April 30, 2014	$14.13	$13.29	$15.64	$15.04	(9.65)%	(11.64)%
January 31, 2014	$13.33	$12.41	$15.10	$14.51	(11.72)%	(14.47)%
October 31, 2013	$13.62	$12.35	$14.49	$14.10	(6.00)%	(12.41)%
July 31, 2013	$15.91	$13.02	$16.82	$14.43	(5.41)%	(9.77)%
April 30, 2013	$16.37	$15.05	$16.71	$16.35	(2.03)%	(7.95)%
January 31, 2013	$17.01	$15.69	$16.63	$16.55	2.29%	(5.20)%
October 31, 2012	$16.57	$15.59	$16.70	$16.41	(0.78)%	(5.00)%
July 31, 2012	$16.00	$15.38	$16.62	$16.17	(3.73)%	(4.89)%

For the periods shown in the tables above, the Common Shares of each Fund have traded at both a premium and discount to NAV.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 31, 2014.

Fund	Market Price	NAV	Premium/(Discount) to NAV
MPA	$14.34	$16.12	(11.04)%
BPS	$12.78	$14.80	(13.65)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Acquiring Fund Common Shares may trade at a price that is less than the Acquiring Fund Common Shares’ current market price. In the Reorganization, common shareholders of the Target Fund will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganization.

Performance Information

The performance table below illustrates the past performance of an investment in Common Shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not indicate how its Common Shares will perform in the future.

	Average Annual Total Returns as of December 31, 2014
Fund	Trailing 12-month Distribution Rate based on December 31, 2014 NAV	One Year ended December 31, 2014 based on NAV	One Year ended December 31, 2014 based on Market Price	Five Years ended December 31, 2014 based on NAV	Five Years ended December 31, 2014 based on Market Price	Ten Years ended December 31, 2014 based on NAV	Ten Years ended December 31, 2014 based on Market Price
MPA	5.51%	18.46%	19.20%	7.92%	7.91%	6.00%	4.77%
BPS	5.00%	19.36%	15.49%	8.21%	6.66%	5.34%	3.93%

INFORMATION ABOUT THE VRDP SHARES OF THE FUNDS

The Acquiring Fund’s declaration of trust authorizes the issuance of an unlimited number of Common Shares, par value $0.10 per share, and one million preferred shares, par value $0.05. The Target Fund’s agreement and declaration of trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share, of all classes. Each Fund’s Board is authorized to issue preferred shares without approval of common shareholders. Set forth below is information about each Fund’s VRDP Shares as of December 31, 2014.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
BPS	VRDP Shares	Unlimited	Series W-7 – 163	None	163	6/14/12	7/01/42
MPA	VRDP Shares	1,000,000	Series W-7 – 663	None	663	5/19/11	6/01/41

VRDP shares of the Funds are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

Set forth below is a table that details, as of December 31, 2014, each Fund’s current leverage attributable to VRDP Shares as a percentage of its total net assets and the Combined Fund’s leverage attributable to VRDP Shares on a pro forma basis as a percentage of its total net assets assuming the Reorganization was consummated December 31, 2014.

Fund	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Total Managed Assets
BPS	163	$100,000	$16,300,000	$47,913,233	34.02%
MPA	663	$100,000	$66,300,000	$288,829,183	22.95%
Pro Forma Combined Fund (MPA)	826	$100,000	$82,600,000	$336,742,416	24.53%

Each Fund has issued VRDP Shares, $100,000 liquidation value per share, with substantially similar terms. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. In connection with the Reorganization, the Acquiring Fund expects to issue 163 Acquiring Fund VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding. The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing.

The annualized dividend rates for the VRDP Shares for each Fund’s most recent fiscal year end were as follows:

Fund	Rate
BPS	1.02%
MPA	1.01%

VRDP Shares Generally

Each Fund’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by Citibank, N.A. acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). Each Fund entered into a fee agreement with the liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that require a per annum liquidity fee payable to the liquidity provider. The Fee Agreement between each Fund and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on July 9, 2015.

The Liquidity Facility requires the liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. Each Fund is required to redeem such Fund’s VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, such Fund is required to segregate liquid assets to fund the redemption. In the event the Fee Agreement for a Fund is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the Fund’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Fee Agreement. There is no assurance a Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during the Special Rate Period (as defined and described below), holders of VRDP Shares have the right to give notice on any business day to tender the VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. Each Fund’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during the Special Rate Period, each Fund may incur remarketing fees at an annual rate of 0.10% on the aggregate principal amount of such Fund’s VRDP Shares.

Each Fund is required to redeem its VRDP Shares on the maturity date for such VRDP Shares, unless earlier redeemed or repurchased. Six months prior to the maturity date, the Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each Fund’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of such Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends, except that a redemption premium may be applicable during the Special Rate Period.

Except during the Special Rate Period, dividends on each Fund’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular federal income tax purposes. At the date of issuance, the VRDP Shares of each Fund were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of December 31, 2014, the VRDP Shares of each Fund were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares of each Fund continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the Special Rate Period, as described below. The short-term ratings on each Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during the Special Rate Period, a change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Each Fund’s VRDP Shares are senior in priority to such Fund’s Common Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. Each Fund’s VRDP Shares will rank on a parity with other preferred shares of such Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, each Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

Each Fund’s VRDP Holders have voting rights equal to such Fund’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, each Fund’s VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for such Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Majority of the VRDP Holders of a Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the Fund, (b) change the Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares during the Special Rate Period

Upon issuance of the Target Fund VRDP Shares on June 14, 2012, the Target Fund VRDP Shares commenced a three-year special rate period ending June 24, 2015 (the “Target Fund Special Rate Period”) with respect to the Target Fund VRDP Shares. On June 21, 2012, the Acquiring Fund also commenced a three-year special rate period ending June 24, 2015 (together with the Target Fund Special Rate Period, the “Special Rate Period”). The Liquidity Facility remains in place for the duration of the Special Rate Period and the VRDP Shares are still subject to mandatory redemption by each Fund on their respective mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. The short-term ratings of the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the Special Rate Period. Short-term ratings may be re-assigned upon the termination of the Special Rate Period.

During the Special Rate Period, each Fund is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the Special Rate Period.

During the Special Rate Period, each Fund will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”). As of December 31, 2014, the VRDP Shares of each Fund were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The dividend rate of the VRDP Shares of each Fund as of December 31, 2014 were as follows:

Fund	Rate
BPS	0.99%
MPA	0.99%

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum Ratings Spread of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB1 by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency.

In addition, if a Fund redeems its VRDP Shares on a date that is one year or more before the end of the Special Rate Period and the VRDP Shares of the Fund are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the Fund’s VRDP Holders based on the time remaining in the Special Rate Period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements.

Under each Fund’s Fee Agreement with the liquidity provider, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Fund from a closed-end management investment company to an open-end fund, or to change the Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the

Fund’s registration statement; and (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Fund’s registration statement.

Prior to June 24, 2015, each Fund and its VRDP Holders may mutually agree to extend the Special Rate Period. The Target Fund does not expect the Special Rate Period to be extended upon its expiration on June 24, 2015. If the Special Rate Period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of the Special Rate Period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above under “—VRDP Shares Generally,” in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the Fund after six months of continuous, unsuccessful remarketing.

FINANCIAL HIGHLIGHTS

The BlackRock Pennsylvania Strategic Municipal Trust (BPS)

The Financial Highlights table is intended to help you understand the Target Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended October 31, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended April 30, 2014 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Target Fund’s Annual Report for the fiscal year ended April 30, 2014, which is available upon request.

		Year Ended April 30,						Year Ended December 31,
The BlackRock Pennsylvania Strategic Municipal Trust (BPS)	Six Months Ended October 31, 2014 (Unaudited)	2014	2013	2012	2011	2010	Period January 1, 2009 to April 30, 2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$14,18	$15.45	$15.07	$13.11	$13.86	$11.87	$10.77	$14.12	$15.01	$15.27	$15.81	$16.09

Net investment income	0.35 [1]	0.72 [1]	0.80 [1]	0.90 [1]	0.98 [1]	0.92 [1]	0.27 [1]	0.89 [1]	0.99	1.02	0.97	1.07

Net realized and unrealized gain (loss)	0.58	(1.21)	0.45	1.99	(0.81)	1.83	1.03	(3.36)	(0.74)	(0.09)	(0.42)	(0.37)

Dividends to AMPS shareholders from net investment income	—	—	(0.00)[2]	(0.02)	(0.03)	(0.04)	(0.02)	(0.26)	(0.31)	(0.28)	(0.19)	(0.09)

Net increase (decrease) from investment operations	0.93	(0.49)	1.25	2.87	0.14	2.71	1.28	(2.73)	(0.06)	0.65	0.36	0.61

Dividends to Common Shareholders from net investment income[3]	(0.37)	(0.78)	(0.87)	(0.91)	(0.89)	(0.72)	(0.18)	(0.62)	(0.83)	(0.91)	(0.90)	(0.89)

Net asset value, end of period	$14.74	$14.18	$15.45	$15.07	$13.11	$13.86	$11.87	$10.77	$14.12	$15.01	$15.27	$15.81

Market price, end of period	$12.78	$12.90	$15.04	$15.27	$12.99	$13.88	$9.85	$8.42	$13.55	$17.43	$15.85	$15.70

Total Return Applicable to Common Shareholders[4]
Based on net asset value	6.95%[5]	(2.24)%	8.45%	22.57%	1.07%	23.80%	12.28%[5]	(19.63)%	(0.82)%	4.09%	2.39%	4.21%

Based on market price	1.93%[5]	(8.64)%	4.19%	25.34%	0.00%	49.41%	19.18%[5]	(34.53)%	(18.04)%	16.45%	7.02%	10.12%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95%[10]	2.08%	2.09%[6]	1.72%[6]	1.56%[6]	1.60%[6]	1.63%[6,7]	1.61%[6]	1.55%[6]	1.51%[6]	1.52%[6]	1.47%[6]

Total expenses after fees waived and before fees paid indirectly	—	2.08%	2.09%[6]	1.71%[6]	1.55%[6]	1.59%[6]	1.61%[6,7]	1.45%[6]	1.37%[6]	1.28%[6]	1.21%[6]	1.08%[6]

Total expenses after fees waived and paid indirectly	1.95%[10]	2.08%	2.09%[6]	1.71%[6]	1.55%[6]	1.59%[6]	1.61%[6,7]	1.45%[6]	1.35%[6]	1.23%[6]	1.13%[6]	1.03%[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.36%[10]	1.42%	1.44%[6,9]	1.58%[6,9]	1.43%[6]	1.57%[6]	1.61%[6,7]	1.42%[6]	1.35%[6]	1.23%[6]	1.13%[6]	1.03%[6]

Net investment income	4.79%[10]	5.26%	5.16%[6]	6.30%[6]	7.28%[6]	6.94%[6]	7.38%[6,7]	6.82%[6]	6.82%[6]	6.73%[6]	6.28%[6]	6.74%[6]

Dividends to AMPS shareholders	—	—	0.03%	0.13%	0.25%	0.28%	0.56%[10]	2.17%	2.10%	1.85%	1.22%	0.59%

Net investment income to Common Shareholders	4.79%[10]	5.26%	5.13%	6.17%	7.03%	6.66%	6.82%[7]	4.65%	4.72%	4.88%	5.06%	6.15%

		Year Ended April 30,						Year Ended December 31,
The BlackRock Pennsylvania Strategic Municipal Trust (BPS)	Six Months Ended October 31, 2014 (Unaudited)	2014	2013	2012	2011	2010	Period January 1, 2009 to April 30, 2009	2008	2007	2006	2005	2004
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$29,954	$28,824	$31,396	$30,579	$26,574	$28,038	$24,023	$21,799	$28,560	$30,306	$30,801	$31,857

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	$16,325	$16,325	$16,325	$16,825	$16,825	$17,500	$17,500	$17,500	$17,500

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,300	$16,300	$16,300	—	—	—	—	—	—	—	—	—
Portfolio turnover rate	6%	15%	14%	34%	17%	19%	8%	45%	41%	7%	8%	5%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	—	$71,828	$65,697	$67,939	$60,696	$57,399	$65,817	$68,305	$69,008	$70,513

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$283,769	$276,834	$292,616	—	—	—	—	—	—	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.
[6]	Does not reflect the effect of dividends to AMPS shareholders.
[7]

Annualized. Certain expenses incurred this period have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, total expenses after fees waived and paid indirectly, total expenses after fees waived and before fees paid indirectly, total expenses, net investment income and net investment income to Common Shareholders would have been 1.89%, 1.89%, 1.89%, 1.91%, 7.09% and 6.53%, respectively.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.43% and 1.52%, respectively.

[10]	Annualized

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2014 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2014, which is available upon request.

	Year Ended July 31,							Year Ended October 31,
BlackRock MuniYield Pennsylvania Quality Fund (MPA)	2014	2013	2012	2011	2010	2009	Period November 1, 2007 to July 31, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$14.59	$16.57	$14.97	$15.38	$14.28	$14.30	$15.49	$15.89	$15.57	$16.04	$15.56

Net investment income[1]	0.87	0.90	0.85	0.92	0.92	0.93	0.71	1.01	1.01	1.05	1.08
Net realized and unrealized gain (loss)	1.20	(1.99)	1.66	(0.38)	1.02	(0.15)	(1.18)	(0.40)	0.36	(0.35)	0.48

Dividends to AMPS Shareholders from net investment income	—	—	—	(0.03)	(0.03)	(0.14)	(0.22)	(0.32)	(0.27)	(0.19)	(0.08)

Net increase (decrease) from investment operations	2.07	(1.09)	2.51	0.51	1.91	0.64	(0.69)	0.29	1.10	0.51	1.48

Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)	(0.91)	(0.92)	(0.81)	(0.66)	(0.50)	(0.69)	(0.78)	(0.96)	(1.00)

Capital charges with respect to the issuance of AMPS	—	—	—	—	—	—	—	—	(0.00)[3]	(0.02)	—

Net asset value, end of period	$15.77	$14.59	$16.57	$14.97	$15.38	$14.28	$14.30	$15.49	$15.89	$15.57	$16.04

Market price, end of period	$13.89	$13.07	$15.98	$13.94	$15.26	$12.87	$12.43	$13.67	$14.60	$14.91	$15.61

Total Return Applicable to Common Shareholders[4]
Based on net asset value	15.39%	(6.78)%	17.34%	3.84%	14.18%	5.88%	(4.18)%[5]	2.19%	7.52%	3.16%	10.15%

Based on market price	13.45%	(13.42)%	21.53%	(2.55)%	25.70%	9.78%	(5.62)%[5]	(1.85)%	3.16%	1.51%	12.63%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.53%	1.65%	1.37%[6]	1.15%[6]	1.27%[6]	1.50%[6,7]	1.72%[6]	1.70%[6]	1.70%[6]	1.33%[6]

Total expenses after fees waived	1.48%	1.53%	1.65%	1.36%[6]	1.15%[6]	1.25%[6]	1.48%[6,7]	1.72%[6]	1.69%[6]	1.69%[6]	1.32%[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	0.95%	0.94%	1.28%[9]	1.14%[6]	1.00%[6]	1.06%[6]	1.13%[6,7]	1.13%[6]	1.13%[6]	1.13%[6]	1.05%[6]

Net investment income	5.79%	5.46%	5.38%	6.24%[6]	6.17%[6]	6.82%[6]	6.18%[6,7]	6.44%[6]	6.49%[6]	6.56%[6]	6.89%[6]

Dividends to AMPS shareholders	—	—	—	0.18%	0.22%	1.00%	1.93%[7]	2.02%	1.76%	1.17%	0.51%

Net investment income to Common Shareholders	5.79%	5.46%	5.38%	6.06%	5.95%	5.82%	4.25%[7]	4.42%	4.73%	5.39%	6.38%

	Year Ended July 31,								Year Ended October 31,
BlackRock MuniYield Pennsylvania Quality Fund (MPA)	2014	2013	2012	2011	2010	2009	Period November 1, 2007 to July 31, 2008		2007		2006		2005		2004
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$181,459	$167,857	$190,562	$171,938	$176,530	$163,918	$164,119		$177,807		$182,402		$178,771		$183,877

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	—	$66,350	$66,350	$77,400		$102,000		$102,000		$102,000		$88,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$66,300	$66,300	$66,300	$66,300	—	—	—		—		—		—		—

Portfolio turnover rate	16%	8%	23%	11%	6%	18%	24%		35%		25%		42%		41%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	—	—	$91,517	$86,765	$78,018	[10]	$68,585	[10]	$69,717	[10]	$68,827	[10]	$77,241	[10]

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$373,693	$353,178	$387,425	$359,333	—	—	—		—		—		—		—

[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total return.
[6]	Does not reflect the effect of dividends to AMPS Shareholders.
[7]	Annualized.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares.
[9]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.
[10]	Amounts have been recalculated to conform with current year presentation.

DIVIDENDS AND DISTRIBUTIONS

General

The Acquiring Fund’s dividend and distribution policy with respect to Common Shares will be the Combined Fund’s dividend and distribution policy with respect to Common Shares. The Target Fund’s dividend and distribution policy with respect to Common Shares is substantially the same as that of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income, after payment of dividends on the Acquiring Fund’s preferred shares outstanding, to holders of the Acquiring Fund’s Common Shares, except as described below in “—Undistributed Net Investment Income.” The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its common shareholders on a pro rata basis in the year for which such capital gains and other income is realized.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof, the costs of such leverage the movement of interest rates and general market conditions. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the individual Funds if the Reorganization was not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. The amount of undistributed income paid by the Acquiring Fund for any particular month may vary from time to time. The portion of a Combined Fund’s monthly distribution that consists of undistributed income may be greater than any individual Fund prior to the Reorganization for any particular month. Undistributed earnings will increase the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s NAV.

Acquiring Fund common shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Acquiring Fund or Acquiring Fund Common Shares purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund Common Shares may be reinvested automatically in the Acquiring Fund Common Shares, see “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income

If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. In addition, BlackRock MuniYield Pennsylvania Quality Fund (MPA) does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its monthly distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Restrictions on Distributions to Common Shares

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

Tax Treatment of Distributions

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.

The final tax characterization of distributions is determined after the end of the Acquiring Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as tax-exempt interest income, ordinary income, capital gains and/or return of capital. The Acquiring Fund’s net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Acquiring Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect the Acquiring Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Acquiring Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital.

Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Acquiring Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Acquiring Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Acquiring Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting the Reinvestment Plan Agent, Computershare Trust Company, N.A., all dividends or other distributions (together, a “dividend”) declared for your Acquiring Fund Shares will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional Acquiring Fund Shares. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address provided on the following page. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Acquiring Fund Shares for you. If you wish for all dividends declared on your Acquiring Fund Shares to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s Common Shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Acquiring Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in

Common Shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay monthly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases of Common Shares pursuant to the Dividend Reinvestment Plan, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan, including any questions about the Reinvestment Plan, should be directed to the Reinvestment Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

All overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BYLAWS

Each Fund’s declaration of trust and bylaws includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust of the Acquiring Fund

At each annual meeting, shareholders of the Acquiring Fund elect all 11 trustee nominees for one year terms. A Board Member of the Acquiring Fund may be removed from office with cause at any time by a written instrument signed by the remaining Board Members, provided that Board Members elected by one class of shares have no power to remove a Board Member elected by another class of shares. A Board Member may also be removed from office with or without cause by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Board Member.

Holders of the Acquiring Fund’s outstanding preferred shares, including the VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund, are entitled to elect two directors of the Acquiring Fund at all times.

In addition, the Acquiring Fund’s declaration of trust requires the favorable vote of the holders of at least two-thirds of the Acquiring Fund’s outstanding common and preferred shares entitled to be vote matter to approve, adopt or authorize the following:

•	a merger or consolidation or share exchange of the Acquiring Fund with any other entity;

•	a sale of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Acquiring Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding common and preferred shares of the Acquiring Fund entitled to vote thereon shall be required. If any plan of reorganization (as such term is used under the 1940 Act) adversely affects the Acquiring Fund’s preferred shares, including the Acquiring Fund VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including the Acquiring Fund VRDP Holders.

The Board of the Acquiring Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the declaration of trust of the Acquiring Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Agreement and Declaration of Trust of the Target Fund

The Board of the Target Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for the Target Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Target Fund.

A Board Member of the Target Fund may be removed from office by the action of two-thirds of the remaining Board Members or by a vote of the holders of at least two-thirds of the Target Fund’s common and preferred shares.

Holders of the Target Fund’s outstanding preferred shares, including the VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Target Fund, are entitled to elect two directors of the Target Fund at all times.

In addition, the Target Fund’s Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Target Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class of shares and their associates, unless the board of trustees by resolution has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a five percent-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of shares of beneficial interest of the Target Fund. The transactions subject to these special approval requirements are:

•	the merger or consolidation of the Target Fund or any subsidiary of the Target Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Target Fund to any Principal Shareholder for cash, except pursuant to a dividend reinvestment plan;

•

the sale, lease or exchange of all or any substantial part of the assets of the Target Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Target Fund or any subsidiary of the Target Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

The Target Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Fund’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Target Fund’s Board and approved by a majority vote of the affected shareholders of the Target Fund.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects the Target Fund’s preferred shares, including the Target Fund VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including the Target Fund VRDP Holders.

The Board of the Target Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the declaration of trust of the Target Fund on file with the SEC for the full text of these provisions.

Certain Provisions in each Fund’s Bylaws

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

The Target Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on June 30, 1999 and commenced operations on August 25, 1999.

The Acquiring Fund was organized under the laws of the Commonwealth of Massachusetts and governed by the laws of the Commonwealth of Massachusetts. The Acquiring Fund was organized on August 24, 1992 and commenced operations on October 30, 1992.

Under the Delaware Statutory Trust Act (“DSTA”), shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. The Target Fund’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the DSTA and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability.

Massachusetts business trust laws (“MA Statute”) do not provide explicitly that the shareholders and trustees of a Massachusetts business trust are not liable for obligations of the trust to the same extent as under corporate law, and shareholders and trustees of a Massachusetts business trust could potentially be liable for trust obligations. Even if the governing document of a Massachusetts business trust contains an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust.

The DSTA and Massachusetts business trust law each allows the parties to define their business relationships. The DSTA provide rules only in situations where the parties have failed to agree and the DSTA gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DSTA provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. Both the MA Statute and the DSTA permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. The DSTA also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a Fund with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote.

The foregoing is only a summary and is not intended to be a complete list of differences between the laws governing a Massachusetts business trust and a Delaware statutory trust. Shareholders should refer to the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page ii of this Combined Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert the Target Fund to an open-end investment company, the Target Fund requires an amendment to the Target Fund’s declaration of trust. The amendment requires (i) the affirmative vote of the holders of a majority of the Board Members then in office and by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the Target Fund’s outstanding Common Shares and VRDP Shares entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members then in office), and (ii) the affirmative vote of a 1940 Act Majority of the outstanding VRDP Shares, voting as a separate class.

To convert the Acquiring Fund to an open-end investment company, the Acquiring Fund requires an amendment to the Acquiring Fund’s declaration of trust. The amendment requires the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s outstanding Common Shares and VRDP Shares entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Board Members fixed in accordance with the declaration of trust), and the affirmative vote of a 1940 Act Majority of the outstanding VRDP Shares, voting as a separate class.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE or NYSE MKT. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective(s) and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

CAPITALIZATION

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of July 31, 2014 and (ii) the pro forma capitalization of the Combined Fund assuming the proposed Reorganization had occurred on July 31, 2014.

Capitalization as of July 31, 2014 (Audited)

	Target Fund (BPS)	Acquiring Fund (MPA)	Adjustments		Pro Forma Combined Fund (MPA)
Net Assets Attributable to:
Common Shares(1)	$29,115,819	$181,458,616	$(349,000	)(2)	$210,225,435
VRDP Shares	$16,300,000	$66,300,000			$82,600,000
Shares Outstanding
Common Shares	2,032,115	11,504,433	(202,941	)(3)	13,333,607
VRDP Shares	163	663			826
NAV per Common Share	$14.33	$15.77			$15.77
Liquidation Preference per VRDP Share	$100,000	$100,000			$100,000

(1)	Based on the number of outstanding Common Shares as of July 31, 2014.
(2)	Reflects non-recurring aggregate estimated reorganization expenses of $349,000, of which $276,000 was attributable to the Target Fund and $73,000 was attributable to the Acquiring Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per Common Share NAV.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund’s Common Shares. Holders of each Fund’s Common Shares are entitled to one vote for each Common Share held by them. Holders of each Fund’s VRDP Shares are entitled to one vote for each VRDP Share held by them. Each Fund’s Common Shares and VRDP Shares do not have cumulative voting rights.

APPRAISAL RIGHTS

Shareholders of the Target Fund and Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Target Fund and Acquiring Fund are organized as a Delaware statutory trust and a Massachusetts business trust, respectively, and the declaration of trust of the Funds, as amended, do not provide for appraisal rights.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares or VRDP Shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of its Target Fund Common Shares solely for Acquiring Fund Common Shares or all of its Target Fund VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund shares surrendered in exchange therefor.

•

A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and Target Fund shareholder’s tax basis in Target Fund Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if a Target Fund shareholder’s holding period for Target Fund Common Shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the closing of the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to Target Fund shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of the Target Fund, which are expected to be subject to the tax loss limitation rules described below because the Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. For the Target Fund, the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the closing of the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to the Target Fund may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of the Target Fund’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	Target Fund (BPS)	Acquiring Fund (MPA)
2016	$127,957	—
2017	$929,529	$1,066,968
2018	$586,549	$893,908
2019	—	$50,303
No expiration date*	$716,368	$1,448,538

*	Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Fund or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of the Target Fund whose losses are subject to the loss limitation rules would depend on many variables, including the Target Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Target Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

General

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Special Meeting. For the Target Fund, a list of shareholders of record as of the Record Date will be available at the offices of such Fund, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by the such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Record Date

The Funds’ have fixed the close of business on January 12, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of Common Shares and VRDP Shares outstanding:

Title of Class	Target Fund (BPS)	Acquiring Fund (MPA)
Common Shares	2,032,115	11,504,433
VRDP Shares	163	663

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Funds at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Special Meeting. Proposal 1 is not a “routine” matter and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

Common shareholders of the Target Fund are being asked to consider Proposal 1(A) below. With respect to Proposal 1(A) abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of the Target Fund, voting as a single class, are being asked to vote on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act, and the Target Fund’s dissolution in accordance with its agreement and declaration of trust and Delaware law.	Majority of Outstanding Shares Entitled to Vote

SHAREHOLDER INFORMATION

Unless otherwise indicated, the information set forth below is as of December 31, 2014. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
BPS	Citibank, N.A.(1)	399 Park Avenue New York, NY 10022	—	—	VRDP: 163	VRDP: 100.00%

	Citicorp(1)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup Inc.(1)	399 Park Avenue New York, NY 10022	—	—	—	—

MPA	Citibank, N.A.(1)	399 Park Avenue New York, NY 10022	—	—	VRDP: 663	VRDP: 100.00%

	Citicorp(1)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup Inc.(1)	399 Park Avenue New York, NY 10022	—	—	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before December 31, 2014.
(1)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13D jointly. Citibank, N.A. holds 100% of the VRDP shares.

As of December 31, 2014 the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Funds. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of each Fund were filed with the SEC on September 21, 2010 on Form 8-K. Shareholders may obtain copies of such documents as described on page iii of this Combined Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Proxy Statement/Prospectus with its enclosures on or about February 2, 2015. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd., 26th Floor, Jersey City, New Jersey 07310, a proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson’s services in connection with the proxy is anticipated to be approximately $13,700 and $28,600 for the Target Fund and the Acquiring Fund, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher  & Flom LLP, which serves as special counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street Boston, MA 02116-5022.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (including in some cases former Section 16 insiders for a period of up to 6 months), to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirement for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

OTHER MATTERS WITH RESPECT TO THE MEETING

Shareholders who want to communicate with the Board or any individual trustee should write the Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, 100 Bellevue Parkway, Wilmington, Delaware 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

ADJOURNMENTS AND POSTPONEMENTS

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

Chief Executive Officer and President

The BlackRock Pennsylvania Strategic Municipal Trust

BlackRock MuniYield Pennsylvania Quality Fund

January 21, 2015

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED JANUARY 21, 2015

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

Dated January 21, 2015

This Statement of Additional Information is available to the common shareholders of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT: BPS) (“BPS” or the “Target Fund”) in connection with the proposed reorganization (the “Reorganization”) of the Target Fund into BlackRock MuniYield Pennsylvania Quality Fund (NYSE: MPA) (“MPA” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued shares of the Acquiring Fund’s common shares of beneficial interest, par value $0.10 per share (“Common Shares”) and Variable Rate Demand Preferred Shares, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to such effective date) (“VRDP Shares” and together with the Common Shares, the “Shares”), in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). The Target Fund will then distribute the newly issued Acquiring Fund Common Shares and Acquiring Fund VRDP Shares to the Target Fund’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”) of the Target Fund, respectively, and then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in the Combined Proxy Statement/Prospectus.

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Common Shares received by the common shareholders of the Target Fund in the Reorganization will equal the aggregate NAV (not the market value) of the Target Fund Common Shares held by such common shareholders immediately prior to the closing of the Reorganization, less the costs of the Reorganization (although Target Fund common shareholders may receive cash for their fractional Common Shares). The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of the Target Fund’s outstanding VRDP Shares. The terms of the outstanding Target Fund VRDP Shares are substantially similar to the outstanding Acquiring Fund VRDP Shares. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Combined Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus dated January 21, 2015 relating to the proposed Reorganization. A copy of the Combined Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Combined Proxy Statement/Prospectus.

Risk Factors and Special Considerations Relating to Pennsylvania Municipal Bonds. Please see Appendix B for additional information about risks associated with Pennsylvania municipal obligations.

Risk Factors in Strategic Transactions and Derivatives. The Acquiring Fund’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Acquiring Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Swap agreements involve the risk that the party with whom the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure.

Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

Risk Factors in Futures Transactions and Options Thereon. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Acquiring Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The Acquiring Fund will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options Risks. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Clearing Broker and Central Clearing Counterparty Risks. The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (“CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become participants of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecast market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecast market reaction, the Acquiring Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

The Board of Trustees and Officers

The Board of each Fund currently consists of 11 individuals (each, a “Board Member”), nine of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund. Effective December 31, 2014, each of Paul L. Audet and Henry Gabbay resigned as a Board Member of each Fund. Effective December 31, 2014, each of Barbara G. Novick and John M. Perlowski was appointed to serve as a Board Member of each Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	79 RICs consisting of 79 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	79 RICs consisting of 79 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	112 RICs consisting of 232 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Board Member	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Directors, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing) since 2006

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College from 2000-2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	79 RICs consisting of 79 Portfolios	None

Interested Board Members†

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Since 2014	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	108 RICs consisting of 176 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Board Member	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	112 RICs consisting of 232 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Combined Proxy Statement/Prospectus. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. In 2014, the Boards of the Funds unanimously approved extending the mandatory retirement age for James T. Flynn until the Funds’ annual shareholder meeting in 2015, which the Boards believed would be in the best interest of shareholders.

**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 79 RICs. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

†	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates as well as their respective ownership of BlackRock securities. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment advisor, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that they should serve on the Board.

Board Members	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’ independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Board Members	Experience, Qualifications and Skills
Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein	Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
James T. Flynn	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, the Global Head of BlackRock Fund Administration since 2009, and President and Chief Executive Officer of the Funds since 2011 provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefits of his experience with the management practices of other financial companies. The Boards benefit from Mr. Perlowski’s knowledge of business, financial and accounting matters, and his specific knowledge of the Funds gleaned from his experience as the Fund’s President and Chief Executive Officer. Mr. Perlowski serves as a member of the Executive Committee and the Leverage Committee of the Funds.

Barbara G. Novick

Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Boards benefit from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

Board Leadership Structure and Oversight

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The Funds do not have a compensation committee because their executive officers, other than the Funds’

Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ Investment Management Agreements, and if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Investment Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Investment Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Investment Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Investment Advisor, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the calendar year 2014, the Board of each Fund met 8 times. During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
The BlackRock Pennsylvania Strategic Municipal Trust	BPS	30-April	7
BlackRock MuniYield Pennsylvania Quality Fund	MPA	31-July	7

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee (the “Governance Committee”) composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) review and make recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2015 annual shareholder meeting of a Fund is held within 25 days of July 30, 2015, the Fund must receive notice pertaining to the 2015 annual meeting of shareholders no earlier than Monday, March 2, 2015 and no later than Wednesday, April 1, 2015. However, if a Fund holds its 2015 annual shareholder meeting on a date that is not within 25 days before or after July 30, 2015, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisors other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. Effective December 31, 2014, Paul L. Audet resigned as a Board Member of each Fund. Effective December 31, 2014, John M. Perlowski was appointed to serve as a Board Member and member of the Executive Committee of each Fund. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Leverage Committee. Each Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, John M. Perlowski and W. Carl Kester, all of whom are Independent Board Members, except for John M. Perlowski. Effective December 31, 2014, Henry Gabbay resigned as a Board Member of each Fund. Effective December 31, 2014, John M. Perlowski was appointed to serve as a Board Member and member of the Leverage Committee of each Fund. The Leverage Committee was originally formed in March 2008 as an ad hoc committee for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and the Fund’s investment strategies. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Board Members in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. Each Board has adopted a written Charter for the Board’s Leverage Committee.

Each Audit Committee, Governance and Nominating Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Leverage Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BPS	30-April	14	4	4	4	3	4
MPA	31-July	14	4	4	4	2	4

Compensation of Board Members

Each Board Member who is an Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all funds in the BlackRock Closed-End Complex that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2014, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $50,338. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Fabozzi was appointed to serve as a member of the boards of the Equity-Liquidity Complex effective April 1, 2014. Dr. Fabozzi is paid a retainer of $206,250 for his services as a board member of all funds in the BlackRock Equity-Liquidity Complex for the remainder of 2014 (and an annual retainer of $275,000 per year thereafter). Dr. Fabozzi may also receive a $5,000 board meeting fee to be paid for each in-person board meeting attended (a $2,500 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Dr. Fabozzi is currently a member of the audit committee and performance oversight committee of the BlackRock-advised funds in the Equity-Liquidity Complex. Dr. Fabozzi receives $7,500 for each standing committee on which he serves for the remainder of 2014 (and $10,000 per year thereafter) for up to two standing Committee assignments but is not paid this amount for serving on a committee which he chairs. Dr. Fabozzi was paid a consulting fee of $50,000 for attending a board meeting of the Equity-Liquidity Complex in February 2014. The boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the board members’ compensation from time to time depending on market conditions and accordingly Dr. Fabozzi’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in Common Shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Perlowski and Ms. Novick serve without compensation from the Funds because of their affiliations with BlackRock, Inc. and the Investment Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Fund Total
BPS	30-April	$236	$339	$275	$215	$236	$232	$223	$258	$322	$2,336
MPA	31-July	$1,459	$2,095	$1,309	$1,326	$1,459	$1,432	$1,379	$1,591	$1,985	$14,035
Total Compensation from Closed-End Complex(3)		$275,000	$395,000	$320,000	$250,000	$275,000	$270,000	$260,000	$300,000	$375,000

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member		79	79	79	79	79	79	79	79	79

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards is $235,579, $688,375, $606,433, $767,918, $1,157,009, $1,086,495, $1,146,290, $631,096, $560,854, respectively, as of December 31, 2013.

(3)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2013. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $37,000, $14,750, $75,000, $137,500, $135,000, $130,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

Share Ownership

Information relating to each trustee’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective trustee (“Supervised Funds”) as of December 31, 2014 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BPS	Aggregate Dollar Range of Share Equivalents in BPS	Aggregate Dollar Range of Common Shares in MPA	Aggregate Dollar Range of Share Equivalents in MPA	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	N/A	N/A	$50,001-$100,000	$50,001-$100,000
Barbara G. Novick	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Independent Board Members
Michael J. Castellano	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Richard E. Cavanagh	N/A	N/A	$1-$10,000	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	N/A	$1-$10,000	N/A	$50,001-$100,000	Over $100,000
Kathleen F. Feldstein	N/A	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
James T. Flynn	N/A	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
Jerrold B. Harris	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000

As of December 31, 2014, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any

Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of December 31, 2014, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer of each Fund	Annual; President of MPA since 2014 and Chief Executive Officer of MPA since 2011 President and Chief Executive Officer of BPS since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President of each Fund	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer of each Fund	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer of each Fund	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer of each Fund	Annual; Since 2014	CCO of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and CCO for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; CCO for the BFA-advised iShares exchange traded funds since 2006; CCO for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary of each Fund	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify trustees with respect to any matter as to which trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a trustee retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the trustee for claims arising out of his or her past service to that Fund.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreements

The Investment Management Agreement between each Fund and the Investment Advisor was approved by such Fund’s Board, including a majority of the Independent Board Members. Certain administrative services are also provided to each Fund by the Investment Advisor pursuant to such Fund’s Investment Management Agreement. The Investment Advisor and its affiliates provide each Fund with administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information (if applicable) in connection with public offerings and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of such Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as a merger or consolidation; and (ix) performing other administrative functions necessary for the operation of such Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services.

The Investment Management Agreement of each Fund is in effect for a one year term ending June 30, 2015 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the securities of such Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of such Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement of each Fund may be terminated at any time, without the payment of any penalty, by such Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement of each Fund will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement of each Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement of each Fund also provides for indemnification by such Fund of the Investment Advisor, its trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

In addition to the fees paid to the Investment Advisor, each Fund pays all other costs and expenses of its respective operations, including compensation of its Board Members (other than those affiliated with the Investment Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Advisory Fees Paid to the Investment Advisor

BlackRock Advisors, LLC acts as the investment advisor for each Fund. The tables below set forth information about the total advisory fees paid by each Fund to the Investment Advisor and any amounts waived by the Investment Advisor for the previous three fiscal years.

Paid to the Investment Advisor
For the Fiscal Year Ended	Target Fund (BPS)
April 30, 2014	$277,674
April 30, 2013	$320,818
April 30, 2012	$300,526

Waived by the Investment Advisor
For the Fiscal Year Ended	Target Fund (BPS)
April 30, 2014	$34
April 30, 2013	$1,005
April 30, 2012	$2,899

Paid to the Investment Advisor
For the Fiscal Year Ended	Acquiring Fund (MPA)
July 31, 2014	$1,392,968
July 31, 2013	$1,541,871
July 31, 2012	$1,430,321

Waived by the Investment Advisor
For the Fiscal Year Ended	Acquiring Fund (MPA)
July 31, 2014	$106
July 31, 2013	$979
July 31, 2012	$3,617

Sub-Investment Advisory Agreements

BlackRock Investment Management, LLC served as the sub-advisor for each Fund until July 1, 2014.

Sub-Advisory Fees Paid to the Sub-Advisor

The following table sets forth the sub-advisory fees paid by the Investment Advisor to the sub-advisor, BlackRock Investment Management, LLC, with respect to each Fund for the previous three fiscal years.

Sub-Advisory Fees Paid
For the Fiscal Year Ended	Target Fund (BPS)
April 30, 2014	$97,159
April 30, 2013	$108,692
April 30, 2012	$69239

Sub-Advisory Fees Paid
For the Fiscal Year Ended	Acquiring Fund (MPA)
July 31, 2014	$750,181
July 31, 2013	$909,692
July 31, 2012	$149,591

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below set forth information about the other accounts managed by each Fund’s portfolio managers as of each Fund’s most recent fiscal year end (July 31, 2014 for the Acquiring Fund and April 30, 2014 for the Target Fund).

For the Target Fund (BPS):

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	11	0	0	0	0	0
	$3.62 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$25.22 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$25.22 Billion	$0	$0	$0	$0	$0

For the Acquiring Fund (MPA):

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	11	0	0	0	0	0
	$3.53 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	64	0	0	0	0	0
	$26.13 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$26.13 Billion	$0	$0	$0	$0	$0

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of each Fund’s most recent fiscal year end (July 31, 2014 for the Acquiring Fund and April 30, 2014 for the Target Fund).

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers as of each Fund’s Most Recent Fiscal Year End

(July 31, 2014 for the Acquiring Fund and April 30, 2014 for the Target Fund)

Portfolio Manager	Dollar Range of Equity Securities of the Target Fund (BPS) Beneficially Owned	Dollar Range of Equity Securities of the Acquiring Fund (MPA) Beneficially Owned
Theodore R. Jaeckel, Jr.	None	None
Walter O’Connor	None	None
Phillip Soccio	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Investment Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Investment Advisor is responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Investment Advisor’s primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Investment Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Investment Advisor is able to fulfill its obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Investment Advisor, and does not reduce the Investment Advisor’s normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Investment Advisor’s expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Investment Advisor manages may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Advisor in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Investment Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased a Fund’s costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Each Fund has received an exemptive order from the SEC permitting them to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliate of BlackRock as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. The securities lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Information about the brokerage commissions paid by each Fund during each Fund’s previous three fiscal years, including brokerage commissions paid to affiliates is set forth in the following table:

	Target Fund (BPS)
For the Fiscal Year Ended	Aggregate Brokerage Commissions	Brokerage Commissions Paid to Affiliates
April 30, 2014	$326	$0
April 30, 2013	$162	$0
April 30, 2012	$214	$0

	Acquiring Fund (MPA)
For the Fiscal Year Ended	Aggregate Brokerage Commissions	Brokerage Commissions Paid to Affiliates
July 31, 2014	$2,080	$0
July 31, 2013	$0	$0
July 31, 2012	$1,581	$0

Each Fund paid no lending agent fees to the lending agent during the its respective previous three fiscal years.

The Target Fund held no securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended April 30, 2014.

The Acquiring Fund held no securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended July 31, 2014.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Investment Advisor. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Investment Advisor, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to a Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing a Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as a Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing a Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of a Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to a Fund or its shareholders will be required, and no fees or other compensation payable by a Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on a Fund. A Fund will be required to establish business relationships with its counterparties based on a Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating a Fund’s creditworthiness.

Under a securities lending program approved by a Fund’s Board, a Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for a Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, a Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing a Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to a Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including a Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including a Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Other Information—Proxy Voting Policy.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund’s expense ratio.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of a Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of a Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment advisor. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisors or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, a Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that a Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisors or pursuant to exemptive orders granted to a Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, a Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of a Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, a Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund’s custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider

Citibank, N.A., 390 Greenwich Street, New York, New York 10013 serves as the liquidity provider for each Fund’s VRDP Shares.

VRDP Shares Remarketing Agent

Citigroup Global Markets, Inc., 390 Greenwich Street, New York, New York 10013 serves as the remarketing agent for each Fund’s VRDP Shares.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the VRDP Shares.

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for its Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Funds and their shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of such Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix D to this Statement of Additional Information. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2014 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 1, 2014.

The financial statements of the Target Fund for the fiscal year ended April 30, 2014 are incorporated by reference herein to the Target Fund’s annual report filed on Form N-CSR on July 1, 2014. The financial statements of the Target Fund for the six months ended October 31, 2014 are incorporated by reference herein to the Target Fund’s semi-annual report filed on Form N-CSRS on January 5, 2015.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2014.

The unaudited pro forma information provided herein should be read in conjunction with the annual reports of the Target Fund and the Acquiring Fund dated April 30, 2014 and July 31, 2014, respectively, and the semi-annual report of the Target Fund dated October 31, 2014, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended July 31, 2014 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at August 1, 2013. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, the Target Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities.

If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund.

As of July 31, 2014, the net assets of (i) the Target Fund were $29,115,819 and (ii) the Acquiring Fund were $181,458,616. The net assets of the Combined Fund as of July 31, 2014 would have been $208,140,442 on a pro forma basis. In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in the Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares). The amount of increased common shares of 1,824,945 was calculated based on net asset value of the Acquiring Fund Common Shares of $15.61 in exchange for common shares of the Target Fund.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization and the distribution of undistributed net investment income, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

On a pro forma basis for the twelve months ended July 31, 2014, the proposed Reorganization would result in a decrease of $77,376 in the investment advisory fees charged and a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $82,063 on a pro forma basis for the twelve months ended July 31, 2014.

The total annual portfolio operating expenses (including interest expenses) for the Target Fund was 2.05% as of July 31, 2014. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.48% as of July 31, 2014. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (including interest expenses) are expected to be 1.48%.

The total annual portfolio operating expenses (excluding interest expenses) for the Target Fund was 1.39% as of July 31, 2014. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 0.95% as of July 31, 2014. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (excluding interest expenses) are expected to be 0.93%.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2014, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, the Investment Advisor has agreed to pay approximately $160,000 of the Acquiring Fund’s costs of the Reorganization. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (BPS)	Acquiring Fund (MPA)
$276,000	$233,000

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2014, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BPS)	Acquiring Fund (MPA)
$343,000	$1,741,993

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Expiration	Target Fund (BPS)	Acquiring Fund (MPA)
2016	$127,957	—
2017	$929,529	$1,066,968
2018	$586,549	$893,908
2019	—	$50,303
No expiration date*	$716,368	$1,448,538

*	Must be used prior to losses subject to expiration.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

, 2015

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, The BlackRock Pennsylvania Strategic Municipal Trust, a registered non-diversified closed-end investment company, File No. 811-09417, (the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund, a registered non-diversified closed-end investment company, File No. 811-07136 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a business trust with legal existence under the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (as defined in Section 1(n) herein) (“Acquiring Fund VRDP Holders”) voting as a separate class as described in Sections 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) The Acquiring Fund is not obligated under any provision of its declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended July 31, 2014, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Combined Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Combined Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l) The proxy statement for the Acquiring Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 826 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.05 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable and has the voting rights provided by the Acquiring Fund’s declaration of trust and applicable law.

(o) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s declaration of trust or applicable law, and no Acquiring Fund common shareholder or Acquiring Fund VRDP Holder (collectively, the “Acquiring Fund Shareholders”) will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Sections 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this

Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended April 30, 2014, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the NYSE MKT, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Combined Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (“Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 163 preferred shares of beneficial interests of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of the Commonwealth of Massachusetts.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Combined Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay such distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such distributions after the Closing Date as an agent out of cash acquired from the Target Fund in the Reorganization and segregated for this purpose.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Certificate of Designation Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Certificate of Designation”), Notice of Special Rate Period and share certificates representing such VRDP Shares, in each case as of the effective date of the Reorganization, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement, the Preferred Shares Proxy Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Combined Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the VRDP Shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Trustees of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to Target Fund VRDP Holders on the Closing Date shall only be distributed to Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Certificate of Designation; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund

VRDP Shares; (7) the VRDP Shares Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the effective date of the Reorganization and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Proxy Statement/Prospectus (but only to Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the effective date of the Reorganization or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a majority of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, of either (i) 67% or more of the Target Fund VRDP Shares present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding Target Fund VRDP Shares were present or represented by proxy or (ii) more than 50% of the outstanding Target Fund VRDP Shares, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of Trustees of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of the Commonwealth of Massachusetts with respect to the Acquiring Fund’s legal existence with the office of the Secretary of the Commonwealth of Massachusetts, the Acquiring Fund has legal existence under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the power and authority as a Massachusetts business trust to execute, deliver and perform all of its obligations under this Agreement under the laws of the Commonwealth of Massachusetts;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite action on the part of the Acquiring Fund under the laws of the Commonwealth of Massachusetts;

(v) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the Commonwealth of Massachusetts;

(vi) neither the execution and delivery by the Acquiring Fund of this Agreement the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund (“Scheduled Contract”); (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates any law rule or regulation of the Commonwealth of Massachusetts or the United States of America;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the Commonwealth of Massachusetts or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(viii) the Shares have been duly authorized by all requisite action on the part of the Acquiring Fund and, when the Shares are delivered against payment therefor in accordance with the terms of this Agreement, and the issuance of the Shares is duly recorded in the share registry maintained by or on behalf of the Acquiring Fund, the Shares will be validly issued, fully paid, free and clear of any preemptive rights or any similar rights arising under the laws of the Commonwealth of Massachusetts, the Acquiring Fund’s declaration of trust, the bylaws or any Scheduled Contract and, subject to the following, nonassessable. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if the Acquiring Fund were held to be a partnership, however, the possibility of the holders of Share incurring personal liability for financial loss appears remote because

(i) Article V, section 5.1 of the Acquiring Fund’s declaration of trust contains an express disclaimer of liability for shareholders in connection with the property of the Acquiring Fund or the acts, obligations or affairs of the Acquiring Fund, (ii) Article V, section 5.5 of the Acquiring Fund’s declaration of trust requires that every written obligation, contract, instrument, certificate, share or other security or undertaking made or issued by or on behalf of the Acquiring Fund contain a recitation to the effect that the shareholders shall not personally be bound by or liable thereunder and (iii) Article V, section 5.1 of the Acquiring Fund’s declaration of trust provides that the Acquiring Fund shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder.

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of Trustees of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary.

(c) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute and deliver this Agreement and to consummate the transactions thereby under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of Commonwealth of Massachusetts;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Target Fund; (ii) constitutes a material violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the DSTA or any law rule or regulation of the Commonwealth of Massachusetts or the United States of America; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the DSTA or any law, rule or regulation of the Commonwealth of Massachusetts or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay such distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such distributions after the Closing Date as an agent out of cash acquired from the Target Fund in the Reorganization and segregated for this purpose.

(k) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization.

(l) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Certificate of Designation, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, and the share certificate of the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Certificate of Designation).

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2016, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the

Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to The BlackRock Pennsylvania Strategic Municipal Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield Pennsylvania Quality Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

By:
Name:
Title:

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

By:
Name:
Title:

APPENDIX B

FACTORS AFFECTING MUNICIPAL SECURITIES IN PENNSYLVANIA

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds in Pennsylvania (sometimes referred to as the “Commonwealth”) and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock Pennsylvania Strategic Municipal Trust (the “Fund”) are subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified and the Fund assumes no responsibility for the completeness or accuracy of such information. In addition, the information provided is updated only through the information available as of the date of this Statement of Additional Information. The information and risks set forth below could change quickly and without notice due to additional information available, market or economic changes or other unforeseen events, among other things. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities.

The information below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the Pennsylvania that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Pennsylvania. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by Pennsylvania, and there is generally no obligation on the part of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

State Economy

General. Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. Pennsylvania’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of Pennsylvania’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. In 2013 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of Pennsylvania’s total land area. Agricultural diversity in Pennsylvania is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2013 decreased at an average annual rate of 0.02% compared with a 0.03% rate for the Middle Atlantic Region and 0.04% rate for the United States.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.2% of total employment by 2013. Consequently, manufacturing employment constitutes a diminished share of total employment within Pennsylvania. Manufacturing, contributing 9.8% of 2013 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within Pennsylvania. In 2013 the services sector accounted for 48.4% of all non-agricultural employment, while the trade sector accounted for 14.9%.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in Pennsylvania to rise to 8.5% in early 2010 compared to 4.4% annual unemployment in 2007. As of November 2014, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.1% (preliminary).

State Budget and Accounting Practices

Overview. Pennsylvania operates on a fiscal year beginning July 1 and ending June 30. The Governor is required to submit the proposed budget as soon as possible after the organization of the General Assembly but not later than the first full week in February except in his first year of office. Newly elected Governor Tom Wolf was inaugurated on January 20, 2015 and incoming governors are typically expected to make a budget address by March.

A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of Pennsylvania. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.

Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse Pennsylvania for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.

Pennsylvania’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP. Under Pennsylvania’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to Pennsylvania. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to Pennsylvania through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Overestimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on Pennsylvania’s balance sheet as a reservation of fund balance.

Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.

GAAP Financial Reporting. At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. Pennsylvania is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.

Fund financial statements of Pennsylvania prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for Pennsylvania presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of Pennsylvania for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.

Budget Stabilization Reserve Fund. Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. As of June 2014, Pennsylvania had an approximate $230,000 balance in the Budget Stabilization Reserve Fund. Based on estimates as of the Mid-Year Budget Briefing on December 3, 2014, for fiscal year 2015, Pennsylvania projects a preliminary fiscal year 2015 ending balance of $2 million. The enacted fiscal year 2015 budget transfers 25% of the Pennsylvania’s unappropriated balance of approximately $0.5 million to the Budget Stabilization Reserve Fund for fiscal year 2015. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of Pennsylvania or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

Commonwealth Financial Performance

Recent Developments. On July 10, 2014, Pennsylvania’s fiscal year 2015 budget was signed into law by then Governor Corbett. The fiscal year 2015 budget includes a projected increase in Pennsylvania tax revenues, prior to reserves for tax refunds, of 3.5% over fiscal year 2014 revenue. The rate of growth was based upon a projection as of June 2014 that state economic growth will rebound from the lower level experienced during fiscal year 2014. The enacted fiscal year 2015 budget increased expenditures by 1.5% on a year-over-year basis. The enacted fiscal year 2015 budget included approximately $2 billion in one-time gap closing options that were used to balance the budget; these one-time options will not be available to help balance future budgets.

On November 13, 2014, the Pennsylvania Independent Fiscal Office (“IFO”) issued its Long Term Economic and Budget Outlook, in which it estimated a $1.85 billion shortfall for Pennsylvania in fiscal year 2015-16. This includes $171 million for the current fiscal year and $1,679 related to next year. Non-recurring revenues and one-time cost savings employed in the fiscal year 2014-15 budget were cited as contributing significantly to the deficit. The report evaluates the demographic, economic, revenue and expenditure trends that will affect Pennsylvania’s fiscal condition through fiscal year 2019-2020. Based on assumptions used in the report, the evaluation found that various factors will combine to generate a long-term fiscal imbalance. A January 16, 2015 release by newly-elected Governor Tom Wolf’s deficit task force stated that the budget deficit is expected to reach $2.3 billion during the next fiscal year.

In 2014, all three major ratings services downgraded the ratings on Pennsylvania general obligation bonds. In July, 2014, Moody’s Investor Service downgraded the general obligation bonds to Aa3 from Aa2 (stable outlook). In September 2014, both Standard & Poor’s Ratings Services and Fitch Ratings downgraded Pennsylvania general obligation bonds to AA- from AA (stable outlook in both cases). Fitch Ratings recently noted that the AA- rating reflects Pennsylvania’s continued inability to address fiscal challenges with structural and recurring measures.

According to the December 2014 IFO Revenue Trends Report, Pennsylvania collected $2.7 billion in General Fund revenues in December, an increase of $319 million (13.4%) over December 2013. Fiscal year-to-date revenues of $13.3 billion are $1 billion (8.3%) over the prior fiscal year-to-date. Excluding July’s $227 million in onetime transfers from special funds and a reported $100 million inheritance tax payment in October, fiscal year-to-date growth is 5.6%.

Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2010 through fiscal year 2014, total revenues and other sources increased by an average of 0.7% annually. Tax revenues during this same period increased by an annual average of 3.0%. Intergovernmental revenues have declined from the peak in 2011 as the phase-out of Federal ARRA grants occurred. Expenditures and other uses during the fiscal years 2010 through 2014 rose at an average annual rate of 1.6%. Expenditures for the protection of persons and property during this period increased at an average annual rate of 1.8%; public education expenditures during this period decreased at an average annual rate of 0.6%; health and human services expenditures increased at an average annual rate of 3.3%; and capital outlays increased at an average annual rate of 10.2%. Pennsylvania expenditures for direction and support services (state employees and government administration) declined at an average annual rate of 3.3% during the fiscal years 2010 through 2014. The fund balance deficit at June 30, 2014, was $566.0 million, a reduction of $2,131.7 million from the restated positive balance at June 30, 2013 of $1,565.7 million.

Fiscal Year 2013. General Fund revenues of Pennsylvania were above the certified estimate by $56.9 million or 0.2% for fiscal year 2013. Final Pennsylvania General Fund revenues for the fiscal year totaled $28,646.9 million. Total fiscal year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for fiscal year 2014 of $320.3 million. However, after taking into account for a positive fiscal year 2013 beginning balance of $672.5 million, Pennsylvania ended fiscal year 2013 with an unappropriated surplus balance of $540.9 million.

General Fund revenues increased $968.9 million or 3.5% during fiscal year 2013 when measured on a year-over-year basis as compared to fiscal year 2012. Tax revenue collections grew $918.6 million or 3.4% on a year-over-year basis from fiscal year 2012 to fiscal year 2013 while non-tax revenue collections increased $50.3 million or 9.5%, primarily from an increase in escheats from fiscal year 2012 to fiscal year 2013.

Pennsylvania General Fund appropriations for fiscal year 2013 totaled $27,717.3 million, an increase of $686.7 million or 2.5% from fiscal year 2012 levels.

The ending unappropriated balance was $540.9 million for fiscal year 2013. In June 2013, the statutory transfer of 25% of Pennsylvania’s unappropriated balance to the Tax Stabilization Reserve Fund was suspended for one year.

For GAAP purposes, at June 30, 2013, the General Fund reported a fund balance of $1,566.0 million, a decrease of $312.9 million from the restated $1,253.1 million fund balance at June 30, 2012. Total assets increased $457.0 million to $11,556.9 million largely attributable to receivables in public welfare programs. Liabilities increased by $150.9 million to $9,990.9 million.

Fiscal Year 2014. The subdued level of economic recovery from the most recent national recession continued to impact Pennsylvania’s revenue receipts during fiscal year 2014. General Fund revenues were below the certified estimate by $508.7 million or 1.7% during fiscal year 2014. Final General Fund revenues for the fiscal year totaled $28,607.1 million. Total fiscal year 2014 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $28,087.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $28,395.4 million. After accounting for a positive fiscal year 2014 beginning balance of $546.9 million, Pennsylvania ended fiscal year 2014 with an unappropriated surplus balance of $80.6 million.

General Fund revenues decreased $39.7 million or 0.1% during fiscal year 2014 when measured on a year-over-year basis as compared to fiscal year 2013. Tax revenue collections increased $30.9 million or 0.1% on a year-over-year basis from fiscal year 2013 to fiscal year 2014 while non-tax revenue collections decreased $70.7 million or 12.2% from fiscal year 2013 to fiscal year 2014.

General Fund appropriations for fiscal year 2014 totaled $28,395.0 million, an increase of $678.1 million or 2.4% from fiscal year 2013 levels. The ending unappropriated balance was $80.6 million for fiscal year 2014. Again in June 2014, the statutory transfer of 25% of Pennsylvania’s unappropriated balance was suspended for one year.

For GAAP purposes, at June 30, 2014, the General Fund reported a fund balance deficit of $566.0 million, a decrease to fund balance of $2,131.7 million from the restated $1,565.7 million fund balance at June 30, 2013 as expenditures and other uses increased by $1,858.1 million and revenues and other sources declined by $586.5 million.

Fiscal Year 2015 Budget. The enacted fiscal year 2015 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $29,026.6 million of Pennsylvania funds against estimated revenues, net of tax refunds and including public health and human services assessments of $813.6 million. Enacted General Fund appropriations represent an increase of $603.2 million, or 1.5% on a year-over-year basis, from fiscal year 2014. General Fund revenues from all sources are estimated to increase $1,453.3 million or 5.3% on a year-over-year basis from fiscal year 2014 after factoring in planned tax refund expenditures. The enacted budget does not include any tax increases and is $400 million less than the then Governor Corbett originally proposed in his February 2014 budget.

General Fund revenues for the fiscal year 2015 budget are forecast to grow 5.5% over fiscal year 2014 actual collections. Within the General Fund, year-over-year growth of 3.6% is forecast for tax revenues and an increase of over 100% for non-tax revenues.

The current fiscal year 2015 General Fund budget is intended to keep spending in line with available resources without raising taxes in Pennsylvania. The budgeted year-end balance is budgeted to be approximately $7 million for fiscal year 2015. However, as noted above, the IFO estimates a $171 million shortfall for the current fiscal year. Actual revenues to the General Fund through December 31, 2014 are approximately 2.1% above the fiscal year 2015 enacted budget estimate. Fiscal year-to-date General Fund collections total $13.3 billion, which is $270.7 million above the enacted budget estimate. Expenditures through December 2014 are on track with enacted budget expectations.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Outstanding Debt of Pennsylvania.

General. Pennsylvania is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Pennsylvania general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $11,390.2 million at June 30, 2014, a net increase of $529.8 million from June 30, 2013. Over the 10-year period ended June 30, 2014, total net outstanding general obligation debt increased at an annual rate of 5.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.6%.

Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of Pennsylvania. However, some of these organizations are indirectly dependent upon Pennsylvania operating appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations.

Pennsylvania Housing Finance Agency. The Pennsylvania Housing Finance Agency is a state-created agency that provides financing for housing for lower and moderate income families in Pennsylvania. As of December 31, 2014, this state-created organization had $3,203.2 million of revenue bonds outstanding.

Lease Financing. Pennsylvania, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with Pennsylvania’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Pennsylvania departments and agencies are subject to and dependent upon an annual spending authorization approved through Pennsylvania’s annual budget process. Pennsylvania is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of Pennsylvania.

Commonwealth Financing Authority. The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of Pennsylvania. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of Pennsylvania and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and nonprofit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of Pennsylvania for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of Pennsylvania.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of December 31, 2013, the CFA had issued $365.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $757.0 million in limited obligation revenue bonds authorized by Act 63.

Lease for Pittsburgh Arena. In October 2007, Pennsylvania and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of Pennsylvania, creates a “subject to appropriation” obligation of Pennsylvania. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of Pennsylvania but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor.

While the Special Revenues are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, Pennsylvania is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by Pennsylvania under the Arena Lease is $19.1 million. In December 2009, Pennsylvania was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, Pennsylvania included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, Pennsylvania has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, Pennsylvania included the appropriation request in the appropriate fiscal year budget.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of Pennsylvania but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, Pennsylvania is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center. In April 2010, Pennsylvania acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was subsequently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281.075 million of revenue bonds (the “Convention Center Bonds”). Pennsylvania, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for Pennsylvania to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. Pennsylvania also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of Pennsylvania to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of Pennsylvania under the Operating Agreement and the Grant Agreement do not create indebtedness of Pennsylvania but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of Pennsylvania, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in Pennsylvania less cash payments. While the Gaming Economic Development and Tourism Fund is projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from Pennsylvania under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly.

Pension and Retirement Systems. Pennsylvania maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

On June 25, 2012, the Government Accounting Standards Board approved Statement 67 (Plans) which replaces requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaces the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: (i) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities were typically included as notes to the government’s financial statements); (ii) full pension costs are to be shown as expenses regardless of actual contribution levels; (iii) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (iv) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, Pennsylvania also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” Pennsylvania provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Pennsylvania-determined benefits to other retired state employees and their dependents.

City of Philadelphia

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Pennsylvania legislation in 1991 to assist the City of Philadelphia, Pennsylvania’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year financial plan (covering fiscal years 20015-2019) approved by PICA on October 14, 2014.

Litigation

Pennsylvania is a party to numerous lawsuits in which an adverse final decision could materially affect Pennsylvania’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against Pennsylvania. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against Pennsylvania remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

Pennsylvania also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. Pennsylvania’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

APPENDIX C

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated “CC” is currently highly vulnerable to nonpayment.

C A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated “B-2” is regarded as having significant speculative characteristics and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated “B-3” is regarded as having significant speculative characteristics and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

uns(…) Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P) Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

# Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, (e.g. #Aaa).

WR Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch Ratings, Inc. — A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.

C Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX D

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisors Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A.	Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.	Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.	CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C: OTHER INFORMATION

ITEM 15.    Indemnification

Article V of the Registrant’s Declaration of Trust, a copy of which was filed as an exhibit to the Registrant’s N-14 on November 10, 1999, and Article IV of the Registrant’s Amended and Restated Bylaws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on September 9, 2010, provides for indemnification, as set forth below:

Article V (Limitations of Liability of Shareholders, Trustees and Others) of the Registrant’s Declaration of Trust provides as follows:

5.1. No Personal Liability of Shareholders, Trustees, etc. No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

5.3. Mandatory Indemnification. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its requests as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indeminitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the

Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

Registrant has also entered into an agreement with trustees and officers of the Registrant entitled to indemnification under the charter of the Registrant pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the charter of the Registrant to the maximum extent permitted by law.

Reference is also made to Sections 10 and 11 of the Registrant’s Investment Management Agreement.

Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.    Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)(a)	Declaration of Trust, dated August 24, 1992 (a)

(b)	Amendment to Declaration of Trust, dated November 30, 1994 (b)

(c)	Amendment to Declaration of Trust, dated February 2, 2000 (c)

(d)	Amendment to Declaration of Trust, dated September 7, 2006*

(e)	Amendment to Declaration of Trust, dated October 11, 2010*

(f)	Preferred Shares Organizational Documents*

(2)	Amended and Restated Bylaws of the Registrant, dated September 9, 2010 (d)

(3)	Voting Trust Agreement of VRDP Holder*

(4)	Form of Agreement and Plan of Reorganization (e)

(5)(a)	Selected Provisions of the Declaration of Trust and the Amended and Restated Bylaws of the Registrant Defining the Rights of Shareholders*

(6)	Investment Management Agreement*

(7)	Not applicable

(8)	Form of Second Amended and Restated Deferred Compensation Plan*

(9)	Custodian Agreement*

(10)	Not applicable

(11)	Opinion and Consent of Special Counsel for the Registrant**

(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP***

(13)	Other Material Agreements**

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and The BlackRock Pennsylvania Strategic Municipal Trust.**

(15)	Not applicable

(16)	Power of Attorney**

(17)	Form of Proxy Cards for the Funds*

*	Filed as an exhibit to the Registrant’s Registration Statement on Form N-14 filed on December 11, 2014.
**	Filed herewith.
***	To be filed by further amendment.
(a)	Incorporated by reference to Exhibit 1(a) to the Pre-effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, filed on November 10, 1999.
(b)	Incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2, filed on October 12, 2004.

(c)	Incorporated by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2, filed on October 12, 2004.
(d)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed on September 9, 2010.
(e)	Incorporated by reference to Appendix A of the Statement of Additional Information

ITEM 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

(4) The undersigned Registrant agrees to file, by post-effective amendment, no later than the closing date of the Reorganization, opinions of counsel regarding the legality of the securities being offered pursuant to this Registration Statement that are not qualified by the assumption that the required shareholder approval for the issuance of such securities will be obtained.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 21st day of January, 2015.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BY:	/s/ John M. Perlowski
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 21st day of January, 2015.

Signature	Title

/s/ John M. Perlowski John M. Perlowski	Trustee, President and Chief Executive Officer

/s/ Neal J. Andrews	Chief Financial Officer

Neal J. Andrews

*	Trustee

Michael J. Castellano

*	Trustee

Richard E. Cavanagh

*	Trustee

Frank J. Fabozzi

*	Trustee

Kathleen F. Feldstein

*	Trustee

James T. Flynn

*	Trustee

Jerrold B. Harris

*	Trustee

R. Glenn Hubbard

*	Trustee

W. Carl Kester

*	Trustee

Karen P. Robards

Signature	Title

*	Trustee

Barbara G. Novick

*By:	/s/ John M. Perlowski
John M. Perlowski
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(11)	Opinion and Consent of Special Counsel for the Registrant

(13)	Other Material Agreements

(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and The BlackRock Pennsylvania Strategic Municipal Trust

(16)	Power of Attorney